UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSRS
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07840

                              SCHRODER SERIES TRUST
               (Exact name of registrant as specified in charter)
                                    --------


                          875 Third Avenue, 22nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                              Schroder Series Trust
                                  P.O. Box 8507
                                Boston, MA 02266
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2005

                    DATE OF REPORTING PERIOD: APRIL 30, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.


--------------------------------------------------------------------------------
                                  SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

APRIL 30, 2005                    SEMI-ANNUAL REPORT

                                  Schroder U.S. Large Cap Equity Fund

                                  Schroder U.S. Opportunities Fund

                                  Schroder International Fund

                                  Schroder Enhanced Income Fund

                                  Schroder U.S. Core Fixed Income Fund

                                  Schroder Municipal Bond Fund

                                  Schroder Short-Term Municipal Bond Fund


[LOGO] SCHRODERS

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

                                          May 26, 2005

Dear Shareholder:

We are pleased to provide the Semi-Annual Report to shareholders of the Schroder Mutual Funds, which covers the six months ended April 30, 2005. The Report includes information designed to help you understand the status of your investment--the Management Discussion and Analysis prepared by each portfolio manager explains how they put your money to work in various markets; the Schedules of Investments give you a point-in-time picture of the holdings in your fund; and other information includes a thorough breakdown of how much you pay Schroders to manage your assets. We encourage you to read the Report and thank you for making Schroders part of your financial plan. Please note that the Report includes information covering the Schroder Enhanced Income and U.S. Core Fixed Income Funds, that were launched at the start of 2005.

The past six months offered investors in most asset classes positive returns, although the first four months of 2005 were difficult. In the final months of last year, investors were fairly optimistic about the world economic picture. They bought stocks and riskier bonds, and drove prices up through January. But by mid-February, gloom recaptured the market--rising U.S. interest rates, the specter of potential inflation, and higher oil prices all combined to raise doubts about the global economy's future growth. By March, investors, long complacent about skyrocketing oil prices, saw signs in the U.S. and Europe that higher fuel costs were beginning to impact consumer spending and business confidence. One bright spot continued to be Asia, where China and Korea are powering economic growth, and even Japan, so long in the doldrums, is beginning to recover.

Given factors in the rest of the world, however, investors turned cautious and the market shifted momentum in a number of areas. After a six-year run of underperformance compared to small-cap stocks, U.S. large-caps found favor with investors over the six-month period. Non-U.S. companies of all sizes generally performed very well, as the falling dollar helped boost returns. In the U.S., market weakness was concentrated in those areas that are particularly sensitive to interest rates--financial services and consumer goods, for example--and technology stocks in general, which cannot seem to establish a new equilibrium following the excesses of the past decade.

With oil priced in excess of $50 a barrel for most of the six-month period, energy stocks were stellar performers, as were drillers, oil service companies and gasoline retailers.

In the global credit markets, the abrupt change in market tone from the beginning to the end of this reporting period brought with it a rapid widening of credit spreads, as investors demanded higher coupons to compensate them for the risk that rising interest rates and higher oil prices would hurt issuers' income statements. As is common when investors face uncertainty, bond prices begin to drift lower, as they have in 2005. Because the long-term economic picture remains generally positive, however, intermediate- to long-term maturities retained their value fairly well.

The U.S. continues to grow at a stronger than expected rate, and the U.S. Federal Reserve governors have not indicated that the recent round of interest rate increases (along with higher oil prices) have accomplished the desired results. At the same time, inflation is mild and the economy appears to be growing within reasonable ranges. At present, we believe that the Federal Reserve will raise rates more than the market currently expects, continuing to evaluate further action this year. As a consequence, investors are nervous about the world's stock markets, and the recent rejection of the European constitution didn't do much to calm them. The U.S. and the global economies depend on continued consumer spending to keep company earnings growing--the availability of cheap credit is a big part of that equation.

We expect market volatility to continue through the end of the year, and that higher quality securities will continue to find favor with investors. We do not see the current soft patch as the start of a more significant downturn in growth. However, in the absence of any major stimulus from fiscal or monetary policy, we believe that the economy is unlikely to experience much acceleration either.

In this type of environment, we believe that the investor who maintains a diversified portfolio--both across asset classes and geographic borders--should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

                                                    Sincerely,


                                                    /s/ Mark A. Hemenetz

                                                    Mark A. Hemenetz, CFA
                                                    President

THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS SEMI-ANNUAL REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF APRIL 30, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2005)

PERFORMANCE

In the six months ended April 30, 2005, we are pleased to report that the Schroder U.S. Large Cap Equity Fund rose 3.97%, compared to the S&P 500 Index (the "Index"), a broad-based basket of U.S. stocks, which rose 3.28%.

The Fund's outperformance was largely due to stock selection, especially materials and energy stocks. In addition, a number of retailing stocks also outperformed in their sectors. Dragging on performance were certain technology hardware stocks and capital goods companies.

MARKET BACKGROUND

After a six-year run of underperformance compared to small-cap stocks, U.S. large-caps outperformed small-caps (down 0.15%, as measured by the Russell 2000 Index) over the period. U.S. stocks continued to feel the pain of the falling dollar, and non-U.S. companies performed considerably better (up 8.71%, as measured by the MSCI EAFE Index) than their American counterparts.

The U.S. economy continued to grow at a stronger than expected rate: the Federal Reserve's gradual tightening of credit (along with higher oil prices) appears to be holding inflation in check without bringing growth to a standstill. Investors are nervous about the stock market--amid fears that higher interest rates might deter debt-heavy American consumers from spending.

The best returns over the six-month period continued to be from energy stocks, which profited from the dramatic increase in oil prices - in excess of $50 a barrel (measured by the price of Brent crude) for much of this period. Technology stocks suffered, and their gains at the end of 2004 were given up. In addition, telecommunications companies began to feel the impact of competitive pressures.

PORTFOLIO REVIEW

In the six-month period under review, the Fund's energy holdings benefited from higher oil prices, which gave some companies opportunities to expand their margins on existing inventory. The portfolio enjoyed price increases in companies like agricultural chemical producer MONSANTO and gas and electric utility DOMINION RESOURCES.

The Fund's underweighting in EXXON MOBIL, which rose during the period, was offset by gains in gas and electric utility EOG RESOURCES and QUICKSILVER RESOURCES.

The Fund also profited from good news in two holdings, OFFICE DEPOT and consumer products conglomerate ALTRIA GROUP. OFFICE DEPOT rose on news that it had hired a new chief executive officer. ALTRIA profited from indications that the U.S. government might be considering a settlement in its racketeering case against tobacco companies. We expect this stock could rise further, in the event it becomes a break-up target.

Two stocks that hurt performance were PARKER HANNIFIN, based on weakness in the auto sector, and FANNIE MAE, which declined as more accounting problems came to light.

In this environment, we continue to look for companies that we believe are positioned to grow their earnings even as profit margins come under pressure from rising unit costs. This translates to companies with pricing power, who can expand their margins by gaining market share or reducing costs, such as the following:

-- FEDERATED DEPARTMENT STOREs recently acquired MAY DEPARTMENT STORES, which should extend its reach and offer the opportunity for cost cutting.

-- CLEAR CHANNEL COMMUNICATIONS, which is selling shorter radio advertising slots at a premium relative to longer ones, which should help boost margins.

-- VIACOM which we expect will begin to see higher revenues as advertising budgets increase along with corporate confidence.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

The Fund owns few wireless telecommunications companies, in the belief that the outlook for margins and profitability remains poor, due to high competition. Competitive pressures also appear poised to erode profit margins in the supermarket industry, another sector underweighted in the Fund. The Fund's portfolio cut its energy positions on concern that valuations have become too high to support earnings projections among large integrated oil companies. Instead the Fund held companies with what we believe is strong production growth and the potential to profit in markets with long-term supply shortages.

OUTLOOK

We expect that interest rates will continue to rise gradually through the end of year, although oil prices may trigger slower economic growth in the second half of the year. This means that profit growth is also likely to slow and stock prices will likely reflect these conditions.

With share buybacks, mergers and acquisitions supporting stock prices, however, the slowdown could be relatively benign. We will be watching the oil markets, the U.S. housing market and the dollar closely, as these areas could overshadow the good news in 2005.

In this environment, we will continue to look for companies with pricing power and expanding margins, which we believe have the potential to outperform lower-quality counterparts in a volatile market.

PERFORMANCE INFORMATION

                                                     One Year Ended   Five Years Ended   Ten Years Ended
                                                     April 30, 2005    April 30, 2005     April 30, 2005
                                                     --------------   ----------------   ---------------
Schroder U.S. Large Cap Equity Fund -- Investor
   Shares .......................................          5.39%          (5.42)%(a)         8.35%(a)

(a) Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------

Pfizer                                                                4.0%
Citigroup                                                             3.5
Bank of America                                                       3.4
Microsoft                                                             3.1
Altria Group                                                          2.9

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------

Financial Services                                                   20.3%
Health Care                                                          14.3
Capital Goods                                                        13.2
Consumer Staples                                                      9.3
Energy                                                                9.0
Consumer Cyclicals                                                    7.9
Media                                                                 4.9
Computer Software                                                     4.3
Computer Hardware                                                     3.7
Basic Industries                                                      2.8
Communications Equipment                                              2.7
Technology-Semiconductors                                             2.6
Utilities                                                             2.4
Telecommunications                                                    1.9
Short-Term Investments                                                0.7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2005)

PERFORMANCE

In the six months ended April 30, 2005, we are pleased to report that the Schroder U.S. Opportunities Fund rose 1.13%, compared to the Russell 2000 Index, a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which fell 0.15%.

The Fund's outperformance was in part due to the Fund's cash position, which helped offset the 5.3% drop in small-cap stocks in the first quarter of 2005. In addition, strong stock selection in the health care industry and certain technology firms contributed to performance. Dragging on performance were auto and transportation stocks, which lost about one-fifth of their value in the first quarter alone, slightly more than the drop in the broad sector.

MARKET BACKGROUND

After a six-year run of outperformance compared to large-cap stocks, small-caps underperformed over the last six months of the period. Large-cap companies were able to weather the first four months of 2005 better than their smaller brethren, which are generally more sensitive to rising interest rates and slower earnings growth. In the first four months of calendar 2005, small-cap valuations (measured by the ratio between price per share and earnings per share ("P/Es")) generally fell somewhat, because earnings have been on the rise while the market has been weak, making P/Es more reasonable.

The U.S. economy, however, continued to grow: the Federal Reserve's gradual tightening of credit (along with higher oil prices) appears to be holding inflation in check without bringing growth to a standstill. Although investors are nervous about the stock market--amid fears that higher interest rates might deter debt-heavy American consumers from spending--they continued in the past six months to favor equity over fixed income funds, based on the Investment Company Institute's net new cash flow figures.

In the small-cap arena, some of the best returns continued to be from energy stocks, which profited from the dramatic increase in oil prices - in excess of $50 a barrel (measured by the price of Brent crude) for much of this period.

PORTFOLIO REVIEW

For the period under review, the Fund profited from both stock selection and sector allocation. The Fund's investment strategy attempts to identify undervalued companies before the marketplace discovers them--companies with what we consider to be strong fundamentals and the potential for price appreciation. This led the Fund to overweight a number of stocks that contributed to outperformance during the period. Energy stocks did well, including three of the biggest relative gainers in the portfolio: DENBURY RESOURCES, FOREST OIL, and ST. MARY LAND AND EXPLORATION. The Fund also enjoyed gains in dialysis service provider DAVITA and ASCENTIAL SOFTWARE, which was sold from the portfolio when the company was purchased by IBM.

-- Two of the Fund's technology holdings that held back performance in the past six months were PEROT SYSTEMS and EPIPHANY. These stocks fell more than the broad sector since October 31, 2004.

-- The Fund purchased FRESH DEL MONTE PRODUCE, as a defensive move as we ride out the current down draft in small-cap stocks. The Fund also bought INFORMATICA, another data integration company, to replace ASCENTIAL.

-- The Fund sold 1-800-FLOWERS on lower income projections and ACXIOM, a management services provider, which is dealing with accounting questions related to leasing.

On a sector level, the Fund remained overweighted in technology, health care, producer durables and energy stocks,primarily because we found what we believe are promising, undervalued stocks in these sectors. The portfolio was underweighted in financial companies, based on our expectation that higher interest rates and a flatter yield curve will hurt this sector, especially banks. That said, three of the Fund's largest holdings were insurance companies CONSECO, REINSURANCE GROUP OF AMERICA and PLATINUM UNDERWRITERS HOLDINGS. These firms have strong balance sheets and good market positions--we believe their prices do not yet reflect their true value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

OUTLOOK

We expect that interest rates will continue to rise gradually through the end of year, although oil prices may trigger slower economic growth in the second and third quarters. This means that profit growth is also likely to slow and stock prices will likely reflect these conditions.

In addition, we will be watching the oil markets, the U.S. housing market and the dollar closely. We expect these areas will contribute to more market volatility in 2005.

In this environment, we will adhere to our discipline in an attempt to find fundamental, bottom-up values with strong growth potential, and the ability to outperform the broader markets.

PERFORMANCE INFORMATION

                                                     One Year Ended   Five Years Ended   Ten Years Ended
                                                     April 30, 2005    April 30, 2005    April 30, 2005
                                                     --------------   ----------------   ---------------
Schroder U.S. Opportunities Fund (a) --
   Investor Shares ..............................          8.92%           9.81%(b)           14.90%(b)

(a) Effective January 2, 2003, Jenny B. Jones replaced Ira Unschuld as the portfolio manager primarily responsible for making investment decisions for the Fund. The performance results shown in the table above for prior periods would not necessarily have been achieved under the Fund's current management.

(b)   Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS*

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------

Conseco                                                               1.9%
Reinsurance Group of America                                          1.8
Platinum Underwriters Holdings                                        1.6
PETCO Animal Supplies                                                 1.6
DaVita                                                                1.6

*Excludes U.S. Treasury Obligations and Short-Term Investments

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------

Technology                                                           16.5%
Consumer Discretionary                                               16.0
Financial Services                                                   13.5
Health Care                                                          13.4
Producer Durables                                                     9.1
Materials & Processing                                                7.5
Other Energy                                                          5.6
Utilities                                                             4.0
Autos & Transportation                                                2.9
Business Services                                                     1.5
Other                                                                 1.0
Consumer Staples                                                      0.4
Short-Term Investments                                                8.6

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2005)

PERFORMANCE

In the six months ended April 30, 2005, the Schroder International Fund rose 7.15%, compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which rose 8.71%.

During the period, the Fund benefited from its regional strategy,  which favored
emerging   markets  as  well  as  Asia   ex-Japan.   Sectors  such  as  consumer
discretionary and health care detracted from performance.

MARKET BACKGROUND

As 2005 progressed, the market's increasing focus on the inevitable global economic slowdown fed by strong oil prices and tighter monetary policy in the U.S. lead to a correction in markets around the world. Uncertainties with respect to the impact of higher U.S. interest rates on the global economy, contributed in 2005 to investors' caution particularly with respect to emerging markets economies. While economic growth in Europe remained sluggish we believe we were able to find attractive defensive opportunities, particularly in the energy, health care and staples sectors.

Some of the best returns during the six-month period ending April 2005 in the international markets were driven by the U.K. and Asia ex-Japan. From a sector perspective the best performing areas were staples, energy, utilities and industrials demonstrating investors' attraction for defensiveness in a lower visibility environment as well as for sectors showing some long-term growth prospects. In particular, the outperformance of the energy and industrials sectors can be understood within the context of the attractiveness of companies leveraging the continued increasing impact of China's influence on the world economy and the impact of long-term underinvestment trends in key areas such as energy.

PORTFOLIO REVIEW

At the end of the period the Fund had overweighted positions in sectors such as industrials and energy while it had underweighted positions in financials, health care and materials. From a regional perspective, the Fund had an overweighted position to emerging markets, while we remain underweighted continental Europe and the U.K.

In particular, holdings such as SHINHAN FINANCIAL, CEMEX, SWIRE and MACQUARIE INFRASTRUCTURE GROUP contributed positively to performance. From a sector perspective, exposure to consumer staples, energy, financials and telecommunication added value. In particular, holdings such as ALLIED DOMECQ (staples), BG GROUP (energy), ALLIED IRISH BANKS and TELECOM ITALIA contributed positively to performance. Holdings such as ASTELLAS PHARMACEUTICAL or SIGNET GROUP in the consumer area, which was negatively impacted by sentiment with regards to the U.S. consumer sector, detracted from performance. In March, the Fund's investment strategy was modified to reflect that the Fund expected to invest in 40-60 securities and, accordingly, the Fund sold a number of securities.

OUTLOOK

We expect that the impact of higher oil prices and tighter U.S. monetary policy will continue to have a dampening impact on world growth and profits but we do not expect a global recession. Looking forward, the strengths of the Chinese and U.S. economies are key to global growth. We believe that the current trends in Europe and Japan will continue to favor the candidates with strong global franchises and restructuring potential (GROUPE DANONE, SIEMENS, CHIBA BANK). Within Japan in particular we have increased exposure to stocks with a domestic orientation, in particular to the real estate sector (MITSUBISHI ESTATE) as property prices stabilize. We are also taking advantage of the current sentiment on global growth deceleration to add selectively to our emerging market positions. We believe that valuations are attractive and that the restructuring that has taken place in emerging market economies in the past 10 years has created a more stable growth environment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                     One Year Ended   Five Years Ended   Ten Years Ended
                                                     April 30, 2005    April 30, 2005     April 30, 2005
                                                     --------------   ----------------   ---------------
Schroder International Fund -- Investor Shares ...       11.56%          (2.71)%(a)         4.74%(a)

(a)   Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------

Tesco                                                                 3.8%
Royal Dutch Petroleum                                                 3.5
BG Group                                                              2.7
Macquarie Infrastructure Group                                        2.6
Mitsubishi Corp.                                                      2.5

                              GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                                % of Investments

Continental Europe                                                   34.1%
U.K.                                                                 23.9
Japan                                                                20.3
Emerging Markets                                                     13.3
Pacific ex-Japan                                                      7.6
Short-Term Investments                                                0.8

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2005)

PERFORMANCE

In the four months from its inception date on December 31, 2004 to April 30, 2005, the Schroder Enhanced Income Fund rose 0.80% (Investor shares) and 0.72% (Advisor shares), compared to the 3-Month LIBOR Index (the "Index"), a widely used measure of short-term debt returns, which rose 0.98%. In the future, this semiannual report will address six months of performance.

MARKET BACKGROUND

In the past six months, the broad U.S. bond market (up 0.98%, as measured by the Lehman Aggregate Bond Index) underperformed the stock market (up 3.28%, as measured by the S&P 500 Index), as investors drove up equity prices late in 2004. In 2005, however, bonds withstood the flurry of concerns about interest rates, inflation, oil prices and stock valuations that combined to send the stock market sharply lower.

As the U.S. Federal Reserve is raising short-term interest rates to keep the U.S. economy from overheating, the yield curve (or the difference between bond yields at maturities from 3 months to 30 years) flattened. In this case, that's because the Fed's action is pushing short- to intermediate-term rates higher. The longest bonds on the curve, 30-year Treasury bonds, are in short supply and that may be lending support to their prices.

PORTFOLIO REVIEW

In the Fund's first four months of operation, the Fund's cash inflows were invested primarily in asset-backed and mortgage-backed securities. The Fund's underperformance was largely due to its cash position. Although cash balances were deployed throughout the period, the low yield of the cash held back offset returns as longer yields rose. On the other hand, the high quality of the securities held by the Fund helped it profit from the flight-to-quality that ensued as investors cast a wary eye on the rising Federal funds rate.

OUTLOOK

We expect that interest rates will continue to rise gradually through the end of year, although oil prices may trigger slower economic growth in the second half of the year.

In this environment, the Fund will remain positioned to benefit from additional yield curve flattening. We expect that the Fund will invest primarily in asset-backed securities and government mortgage-backed securities going forward.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                      Inception to
                                                     April 30, 2005
                                                     --------------
Schroder Enhanced Income Fund (a) --
   Investor Shares ..........................             0.80%
   Advisor Shares ...........................             0.72%

(a) Cumulative total return from commencement of Fund operations (December 31, 2004). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS*

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------

AIG Funding, 2.958%, maturing 5/23/05                                 4.3%

General Electric Capital, 2.986%,
   maturing 5/23/05                                                   4.3

Citicorp, 2.930%, maturing 5/25/05                                    4.3

American General Finance, 2.930%,
   maturing 5/26/05                                                   4.3

UBS Finance, 2.777%, maturing 5/02/05                                 4.2

*Excludes Short-Term Investment

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------

Commercial Paper                                                     25.6%
Collateralized Mortgage Obligations                                  24.0
Asset-Backed Securities                                              22.2
Mortgage-Backed Obligations                                          20.6
U.S. Treasury Obligation                                              1.8
Corporate Obligation                                                  0.2
Short-Term Investment                                                 5.6

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2005)

PERFORMANCE

In the four months from its inception date on December 31, 2004 to April 30, 2005, we are pleased to report that the Schroder U.S. Core Fixed Income Fund rose 1.30% (Investor shares) and 1.21% (Advisor Shares), compared to the Lehman Aggregate Bond Index (the "Index"), a broad-based basket of U.S. debt securities, which rose 0.87%. In the future, this semiannual report will address six months of performance.

The Fund's outperformance was largely due to its maturity strategy, which underweighted the 2- to 5-year section of the yield curve. In addition, the decision to reduce the Fund's corporate bond exposure in March also helped limit the negative impact on prices when credit spreads (the difference between government and corporate bond yields) began to expand. In this kind of environment, government bond prices generally are more resilient as investors seek the security of high credit quality assets.

MARKET BACKGROUND

In the past six months, the broad U.S. bond market (up 0.98%, as measured by the Index) underperformed the stock market (up 3.28%, as measured by the S&P 500 Index), as investors drove up equity prices late in 2004. In 2005, however, bonds withstood the flurry of concerns about interest rates, inflation, oil prices and stock valuations that combined to send the stock market sharply lower. As is usual in the investment markets, bond income provided a cushion against volatility--and the securities even offered some price appreciation as investors fled riskier markets.

As the U.S. Federal Reserve is raising short-term interest rates to keep the U.S. economy from overheating, the yield curve (or the difference between bond yields at maturities from 3 months to 30 years), flattened. In this case, that's because the Fed's action is pushing short- to intermediate-term rates higher. The longest bonds on the curve, 30-year Treasury bonds, are in short supply and that may be lending support to their prices.

In  the   corporate   sector,   sectors  like  autos,   telecommunications   and
media/entertainment were hurt the most from a flight to quality. Energy and utility bonds performed best, in the wake of higher oil prices.

PORTFOLIO REVIEW

In the Fund's first four months of operation, it outperformed the Index by maintaining a neutral duration stance (that is to say, the portfolio was roughly equally sensitive to interest rate changes as the Index), while managing maturities to avoid that 2- to 3-year segment where the Fed's action seemed to have the most impact. In addition, the Fund's longer-dated bonds actually appreciated in price, as the yield curve flattened.

Throughout the first two months of the year, the Fund's overweighting in corporate bonds helped performance, as yield spreads fell. But our decision not to hold GM was prescient: in March the entire auto sector was hurt following the big automaker's downward adjustment in earnings guidance. This move appeared to hint at a possible downgrade of GM, long a market bellwether, and also to intensify the market's concern about the potential impact of higher interest rates and high oil prices.

OUTLOOK

We expect that interest rates will continue to rise gradually through the end of year, although oil prices may trigger slower economic growth in the second half of the year. This means that shorter-term interest rates are likely to rise and the yield curve will continue to flatten.

Although the overall strength of the economy would seem to indicate that the damage to corporate bonds in March and April was overdone, we expect that credit quality will continue to be an important factor in bond prices during the rest of the year.

In this environment, the Fund will maintain a neutral stance as to duration and credit exposure, with an emphasis on what we believe are higher-quality paper in the Fund. In the expected market conditions, we expect that commercial mortgage-backed securities will replace the corporate bonds and government mortgages the Fund sold toward the end of the current period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                      Inception to
                                                     April 30, 2005
                                                     --------------
Schroder U.S. Core Fixed Income Fund (a) --
   Investor Shares ..............................         1.30%
   Advisor Shares ...............................         1.21%

(a) Cumulative total return from commencement of Fund operations (December 31, 2004). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------

FHLB, 2.706%, maturing 5/11/05                                       19.9%

FHLMC Gold TBA, 5.500%,
   maturing 5/15/35                                                  12.2

FNMA TBA, 5.000%, maturing 5/25/35                                    7.7

U.S. Treasury Bond, 5.375%,
   maturing 2/15/31                                                   5.6

U.S. Treasury Bill, 2.563%,
   maturing 5/12/05                                                   5.5

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------

U.S. Government Agency Obligations                                   39.8%
U.S. Treasury Obligations                                            16.2
Commercial Paper                                                     13.3
Corporate Obligations                                                13.1
Mortgage-Backed Obligations                                           8.7
Asset-Backed Securities                                               5.4
Collateralized Mortgage Obligations                                   3.0
Short-Term Investment                                                 0.5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2005)

PERFORMANCE

In the six months ended April 30, 2005, we are pleased to report that the Schroder Municipal Bond Fund rose 1.01% (Investor shares) and 0.98% (Advisor shares), compared to the Lehman 5-Year Municipal Bond Index (the "Index"), a broad-based basket of intermediate municipal debt securities, which rose 0.23%.

The Fund's outperformance was largely due to the Fund's portfolio of high-quality securities with yields generally higher than those of bonds of similar quality, especially bonds backed or collateralized by U.S. Treasury securities, more commonly called escrowed-to-maturity (ETM) or pre-refunded securities. The Fund's 30-day SEC-yield (Investor share) was 3.76% as of April 30, 2005 versus the median 30-day SEC-yield of 3.00% for funds in the intermediate municipal debt category, according to Lipper Analytical Services Inc.

MARKET BACKGROUND

In the past six months, the broad U.S. bond market (up 0.98%, as measured by the Lehman Aggregate Bond Index) underperformed the stock market (up 3.28%, as measured by the S&P 500 Index), as investors drove up equity prices late in 2004 and the continued increase in the federal funds rate led to rising short-term interest rates and declining bond prices.

The municipal bond yield curve mirrored the U.S. Treasury curve as short to intermediate yields increased and the long-term yields remained relatively stable during the six-month reporting period. The yield on a 5-year AAA-rated municipal bond rose from 2.67% to 3.09% and the yield on a 30-year AAA-rated municipal bond declined slightly from 4.51% to 4.41%.

Supply in the municipal market continued to be strong as municipalities in the first few months of the calendar year issued debt to take advantage of a perceived window of opportunity of lower borrowing costs. Debt issuance in the first quarter was $96.6 billion - one of the highest in municipal history. Demand for municipal bonds continued to match the available supply as investors liked the safety and tax-free income of municipals.

According to Standard and Poor's (S&P), municipal credit rating upgrades outnumbered credit rating downgrades during the first quarter of 2005 for the first time in five years. The increase in overall credit ratings was mainly due to the continued increase in municipal tax revenues from an improving economy. Both Florida and Massachusetts received credit upgrades by S&P in the first few months of 2005.

PORTFOLIO REVIEW

In the six-month period under review, the Fund outperformed the Index by exploiting inefficiencies in the municipal bond market, which is geographically dispersed and does not trade via a central exchange. We believe that the ability to search for bonds that have high credit quality, but are not recognized by the general market, helps to keep the Fund's portfolio yield high and generate more income than broader municipal market securities.

One good example is an Illinois Health escrowed-to-maturity bond, collateralized by U.S. Treasury securities, with an effective maturity in 2011. The Fund bought this bond at a 4.5% yield, when comparable securities in 2011 with a AAA-rating on the same day as the Illinois bond were yielding 3.1%, as measured by the Bloomberg municipal scale. A Fort Bend County Texas Municipal Utility AAA-rated, FGIC insured bond underperformed similar intermediate-term municipal bonds held by the Fund due to its non-callable structure. Non-callable bonds generally experienced more significant price decreases when municipal bond yields rise as rapidly as they did during the six-month reporting period.

The Fund maintained a duration similar to the Index's as we believe no one can accurately forecast interest rates or alter duration based on an interest rate forecast. The Fund also attempts to maintain a diversified maturity range, which helps limit the effect when any one segment is hurt by rising rates, as happened in short- to intermediate-term yields during the six-month period. The Fund's 10% allocation to longer-term bonds helped performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

OUTLOOK

We expect that short-term interest rates will continue to rise as the Federal Reserve increases the federal funds rate to counteract any perceived threat of inflation and to bring borrowing costs to a more sustainable and appropriate level for the U.S. economy. Long-term rates will remain stable as the U.S. economy continues to perform well. Rising oil prices and other commodity prices, as well as a weakening dollar, may hamper longer-term U.S. growth.

In this environment, we will stick to our discipline which seeks to add value through bottom-up security selection and diversification. We will maintain a neutral stance as to duration, with continued emphasis on what we believe are higher-quality, higher-yielding securities in the Fund's portfolio.

PERFORMANCE INFORMATION

                                                           One Year Ended    Inception to
                                                           April 30, 2005   April 30, 2005
                                                           --------------   --------------
Schroder Municipal Bond Fund --
  Investor Shares  . . . . . . . . . . . . . . . . . .         4.82%           3.41%(a)
  Advisor Shares . . . . . . . . . . . . . . . . . . .         4.56%           3.15%(a)

(a) From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMP- TION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 CREDIT QUALITY
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Credit Rating           % of Investments

AAA                           46.1%

AA                             8.2

A                             29.8

BBB                            9.1

Not Rated                      6.8

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------

Housing                                                              18.5%
Escrowed to Maturity/Pre-Refunded                                    14.5
Insured                                                              10.3
Corporate Obligation                                                 10.1
Financing                                                             7.2
Tax Increment Financings                                              6.5
Corporate Supported                                                   6.3
Federal Agency                                                        6.0
Education                                                             5.6
Industrial Development                                                4.7
General Obligation                                                    3.6
Health Care                                                           2.6
Certification of Participation                                        2.3
Transportation                                                        0.5
Utilities                                                             0.4
Short-Term Investment                                                 0.9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2005)

PERFORMANCE

In the six months ended April 30, 2005, we are pleased to report that the Schroder Short-Term Municipal Bond Fund rose 1.12% (Investor shares) and 0.99% (Advisor shares), compared to the Lehman 1-Year Municipal Bond Index (the "Index"), a broad-based basket of short-term municipal debt securities, which rose 0.20%.

The Fund's outperformance was largely due to its portfolio of high-quality securities which generated a higher level of yield and income than the Index. The Fund's superior level of income provided a cushion against declining bond prices during the reporting period. The Fund's (Investor shares) 30-day SEC yield as of April 30, 2005 was 3.39% versus the median 30-day SEC yield of 2.40% for the short-term municipal debt category, according to Lipper Analytical Services Inc.

The Fund benefited from holding a high percentage of tax-exempt municipal debt collateralized by U.S. Treasury securities, more commonly called escrowed-to-maturity (ETM) or pre-refunded bonds. ETM and pre-refunded bonds perform well in a rising interest rate environment as they generally provide a higher level of coupon income than general obligation, "market-yielding" tax-exempt municipal bonds.

MARKET BACKGROUND

In the past six months, the broad U.S. bond market (0.98%, as measured by the Lehman Aggregate Bond Index) underperformed the stock market (up 3.28%, as measured by the S&P 500 Index), as investors drove up equity prices late in 2004. The bond market suffered from a continued increase in the federal funds rate by the Federal Reserve to counteract the possibility of inflation - causing short-term interest rates to increase. Since June of 2004, the Federal Reserve increased the federal funds rate seven straight times - rising from a low of 1.0% to 2.75%.

Accordingly, Treasury yields increased on the short end as the 2-year Treasury increased from 2.55% to 3.72% during the reporting period. The long-end of the Treasury curve actually declined during the same period (from 4.82% to 4.73%) as investors felt comfortable with the Federal Reserve's decisive action to combat inflation.

Municipal yields took their cue from the Treasury market as the yield on a 2-year AAA-rated municipal bond yield rose from 1.89% to 2.76% and the AAA-rated yield on a 30-year municipal bond declined slightly from 4.51% to 4.41% during the six month period. Supply in the municipal market remained strong as municipalities increased issuance during the first several months of 2005 to lock in perceived lower rates. Demand by retail purchasers, property and casualty insurance companies and "crossover" hedge fund buyers easily digested the supply.

PORTFOLIO REVIEW

In the past six months, the Fund outperformed the Index by exploiting the inefficiencies in the municipal bond market, which is highly fragmented in nature and geographically dispersed. Purchasing high quality bonds that we believed to be undervalued resulted in a higher level of yield generation and income for the Fund's portfolio.

One good example is a single-family mortgage bond issued by the state of Oregon, which is backed by third-party insurance, and has an estimated life through July 2007. The Fund bought this bond at a 3.84% yield to its estimated life, when comparable-maturity AAA-rated municipal securities were yielding 2.54%, as measured by the Bloomberg municipal scale on the day of purchase. One bond that underperformed during the period was a Berks County Pennsylvania, AAA-rated, MBIA-insured bond that matures in 2008 and is not callable. This bond's price decreased more rapidly during the reporting period than similar term bonds in the Fund's portfolio due to its non-callable structure.

The Fund maintained a duration similar to the Index's as we believe no one can accurately forecast interest rates over long-term periods or alter duration based on an interest rate forecast. Excess return is generated by purchasing higher-yielding, undervalued municipal securities. The Fund also attempts to maintain a diversified maturity range, which helps limit the effect when any one segment of the yield curve is hurt by rising rates, as happened in short- and intermediate-term yields during the six-month period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

OUTLOOK

We expect short-term interest rates will continue to rise gradually as the Federal Reserve increases the federal funds rate to counteract any perceived threat of inflation and to bring short-term borrowing rates to a sustainable and appropriate level for the U.S. economy. Long-term interest rates should stay relatively stable as we believe that investors perceive that the U.S. economy is performing well. Rising oil prices and other commodity costs, however, may hamper longer-term U.S. growth.

In this environment, we will stick to our discipline, which seeks to add value through bottom-up security selection and diversification. We will maintain a neutral stance as to duration, with continued emphasis on what we believe are higher-quality yet higher-yielding securities in the Fund's portfolio, especially bonds collateralized by U.S. Treasury securities.

PERFORMANCE INFORMATION

                                                     One Year Ended          Inception to
                                                     April 30, 2005         April 30, 2005
                                                     --------------         --------------
Schroder Short-Term Municipal Bond Fund --
   Investor Shares ...............................        2.60%                  1.79%(a)
   Advisor Shares ................................        2.34%                  1.54%(a)

(a)   From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 CREDIT QUALITY
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Credit Rating           % of Investments

AAA                           43.1%

AA                            15.0

A                             24.3

BBB                           12.0

Not Rated                      5.6

                                SECTOR ALLOCATION
SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------

Insured                                                              27.1%
Escrowed to Maturity/Pre-Refunded                                    13.2
Housing                                                              12.0
Corporate Obligations                                                 7.8
Revenue Bond                                                          7.6
Industrial Development                                                7.5
Corporate Supported                                                   6.3
General Obligation                                                    5.9
Special Assessment                                                    3.4
Education                                                             2.4
Health Care                                                           2.4
Economic Development                                                  1.4
Community Development                                                 1.0
Special Obligation                                                    0.4
Sanitation                                                            0.2
Tax Increment Financings                                              0.2
Federal Agency                                                        0.1
Short-Term Investment                                                 1.1

--------------------------------------------------------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2005 (UNAUDITED)

 Shares                                                              Value $
 ---------                                                        -------------

            COMMON STOCK - 99.2%
            BASIC INDUSTRIES - 2.8%
     1,384  EI du Pont de Nemours                                        65,200
     1,138  International Paper                                          39,022
     2,137  Monsanto                                                    125,271
                                                                  -------------
                                                                        229,493
            CAPITAL GOODS - 13.2%
     4,941  Cendant                                                      98,375
     5,719  General Electric                                            207,028
     4,589  Honeywell International                                     164,103
     1,133  Ingersoll-Rand Class A                                       87,094
     2,436  Kennametal                                                  110,351
     1,924  Parker Hannifin                                             115,324
     1,798  Textron                                                     135,479
     1,555  United Technologies                                         158,175
                                                                  -------------
                                                                      1,075,929
            COMMUNICATIONS EQUIPMENT - 2.7%
    12,958  Cisco Systems (1)                                           223,914
                                                                  -------------
            COMPUTER HARDWARE - 3.7%
     2,389  International Business Machines                             182,472
    32,748  Sun Microsystems (1)                                        118,875
                                                                  -------------
                                                                        301,347
            COMPUTER SOFTWARE - 4.3%
     9,870  Microsoft                                                   249,711
     8,887  Oracle (1)                                                  102,734
                                                                  -------------
                                                                        352,445
            CONSUMER CYCLICALS - 7.9%
     1,871  Federated Department Stores                                 107,582
     4,019  Home Depot                                                  142,152
     4,539  Office Depot (1)                                             88,874
     2,436  Target                                                      113,055
     4,095  Wal-Mart Stores                                             193,038
                                                                  -------------
                                                                        644,701
            CONSUMER STAPLES - 9.3%
     3,647  Altria Group                                                237,019
     2,448  Colgate-Palmolive                                           121,886
     3,719  PepsiCo                                                     206,925
     3,528  Procter & Gamble                                            191,041
                                                                  -------------
                                                                        756,871
            ENERGY - 9.0%
       526  ConocoPhillips                                               55,151
     1,983  Cooper Cameron (1)                                          108,946
     2,866  EOG Resources                                               136,278
     1,772  Exxon Mobil                                                 101,057
     2,903  Halliburton                                                 120,736

 Shares                                                              Value $
 ---------                                                         -------------

     2,454  Quicksilver Resources (1)                                   125,964
     1,710  Ultra Petroleum (1)                                          86,321
                                                                  -------------
                                                                        734,453
            FINANCIAL SERVICES - 20.2%
     6,147  Bank of America                                             276,861
     3,544  Bank of New York                                             99,019
     6,052  Citigroup                                                   284,202
     1,771  Federal National Mortgage
              Association                                                95,545
     2,462  Merrill Lynch                                               132,776
     2,747  Prudential Financial                                        156,991
     3,924  St. Paul Travelers                                          140,479
     3,533  Wachovia                                                    180,819
     2,104  Wells Fargo                                                 126,114
     2,262  Willis Group Holdings                                        75,664
     1,253  XL Capital Class A                                           88,086
                                                                  -------------
                                                                      1,656,556
            HEALTH CARE - 14.3%
     3,893  Abbott Laboratories                                         191,380
     3,881  Baxter International                                        143,985
     2,245  Boston Scientific (1)                                        66,407
     1,245  Fisher Scientific International (1)                          73,928
     2,973  Johnson & Johnson                                           204,037
    12,165  Pfizer                                                      330,523
     3,487  Wyeth                                                       156,706
                                                                  -------------
                                                                      1,166,966
            MEDIA - 4.9%
     4,586  Clear Channel Communications                                146,477
     3,665  News Class B (1)                                             58,347
     5,699  Viacom Class B                                              197,299
                                                                  -------------
                                                                        402,123
            TECHNOLOGY-SEMICONDUCTORS - 2.6%
     6,694  Intel                                                       157,443
     1,534  Maxim Integrated Products                                    57,372
                                                                  -------------
                                                                        214,815
            TELECOMMUNICATIONS - 1.9%
     1,516  Qualcomm                                                     52,893
     4,270  SBC Communications                                          101,626
                                                                  -------------
                                                                        154,519
            UTILITIES - 2.4%
     2,628  Dominion Resources                                          198,151
                                                                  -------------
            TOTAL COMMON STOCK
              (Cost $7,168,111)                                       8,112,283
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            SHORT-TERM
            INVESTMENTS - 0.6%
        48  JPMorgan Chase
              Time Deposit, 2.16%                                            48

 Shares
 ------
    53,000  SEI Daily Income Trust Money
              Market Fund, 2.74% (2)                                     53,000
                                                                  -------------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $53,048)                                             53,048
                                                                  -------------
            TOTAL
              INVESTMENTS - 99.8%
              (Cost $7,221,159)                                       8,165,331
                                                                  -------------
            OTHER ASSETS LESS
              LIABILITIES - 0.2%                                         14,323
                                                                  -------------
            NET ASSETS - 100.0%                                   $   8,179,654
                                                                  =============

(1)   Denotes non-income producing security.

(2)   Rate shown is 7-day yield as of April 30, 2005.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2005 (UNAUDITED)

 Shares                                                              Value $
 ------                                                            -------------

            COMMON STOCK - 91.5%
            AUTOS & TRANSPORTATION - 2.9%
    40,400  EGL (1)                                                     788,204
    23,500  JetBlue Airways (1)                                         471,175
    50,600  Kansas City Southern (1)                                    957,352
    16,600  Landstar System (1)                                         508,790
   107,100  Northwest Airlines (1)                                      554,778
     3,100  Republic Airways Holdings (1)                                37,882
                                                                  -------------
                                                                      3,318,181
            BUSINESS SERVICES - 1.5%
    32,600  ABM Industries                                              592,342
    17,600  FTI Consulting (1)                                          388,608
    26,200  Navigant Consulting (1)                                     614,914
    11,900  Pinnacle Entertainment (1)                                  180,404
                                                                  -------------
                                                                      1,776,268
            CONSUMER DISCRETIONARY - 16.0%
    20,400  BJ's Wholesale Club (1)                                     543,660
    16,800  Carmike Cinemas                                             588,000
    23,200  Centerplate                                                 284,200
    15,200  Central Garden & Pet (1)                                    632,168
    31,400  CSK Auto (1)                                                487,014
    61,800  Del Monte Foods (1)                                         644,574
   133,100  DoubleClick (1)                                           1,070,124
    35,800  Educate                                                     429,600
    21,750  Fossil (1)                                                  505,905
    13,000  Fresh Del Monte Produce                                     375,700
    30,800  GameStop Class A (1)                                        757,988
    39,100  Gevity HR                                                   627,555
    61,600  Goody's Family Clothing                                     508,200
    30,100  McCormick & Schmick's
              Seafood Restaurants (1)                                   451,500
    32,200  Orient-Express Hotels Class A                               845,894
    60,400  PETCO Animal Supplies (1)                                 1,890,520
    14,200  PF Chang's China Bistro (1)                                 788,384
     6,500  Quiksilver (1)                                              179,075
    34,100  Rare Hospitality
              International (1)                                         948,662
    24,600  Regis                                                       878,958
    82,700  Scientific Games Class A (1)                              1,775,569
    51,600  Spanish Broadcasting System
              Class A (1)                                               430,860
    30,300  Standard Parking (1)                                        479,649
   102,300  Valueclick (1)                                            1,059,828
    37,600  Waste Connections (1)                                     1,324,272
                                                                  -------------
                                                                     18,507,859
            CONSUMER STAPLES - 0.4%
    16,900  Schweitzer-Mauduit
              International                                             493,818
                                                                  -------------

 Shares                                                              Value $
 ------                                                           -------------

            FINANCIAL SERVICES - 13.5%
    57,135  Apollo Investment                                           906,161
    39,000  Argonaut Group (1)                                          767,130
     7,400  Bank of Hawaii                                              350,390
    26,000  Boston Private Financial
              Holdings                                                  580,840
    21,324  Brandywine Realty Trust                                     603,469
   114,800  Conseco                                                   2,208,752
    30,943  Cullen/Frost Bankers                                      1,340,451
    35,700  eFunds (1)                                                  780,402
    54,800  Encore Capital Group (1)                                    857,620
    30,700  First Niagara Financial Group                               384,978
     5,200  Gabelli Asset Management                                    207,584
    32,600  Gold Banc                                                   450,858
    14,708  Health Care REIT                                            492,718
    45,600  MoneyGram International (1)                                 884,640
    64,207  Platinum Underwriters Holdings                            1,900,527
    47,800  Reinsurance Group of America                              2,137,616
    35,963  United Dominion Realty Trust                                796,581
                                                                  -------------
                                                                     15,650,717
            HEALTH CARE - 13.4%
    50,800  Able Laboratories (1)                                     1,211,072
    42,451  Angiotech Pharmaceuticals (1)                               576,909
    35,300  Array Biopharma (1)                                         219,566
    44,850  DaVita (1)                                                1,807,455
   125,993  Diversa (1)                                                 661,463
    35,500  DJ Orthopedics (1)                                          892,825
    49,500  Endo Pharmaceuticals
              Holdings (1)                                              982,575
    15,812  Immucor (1)                                                 471,830
    28,400  Inspire Pharmaceuticals (1)                                 200,504
    70,900  Lexicon Genetics (1)                                        310,542
    15,300  Nabi Biopharmaceuticals (1)                                 166,770
    30,900  Nuvelo (1)                                                  180,147
    42,800  Perrigo                                                     784,096
    45,200  Renal Care Group (1)                                      1,724,380
    19,200  Salix Pharmaceuticals (1)                                   274,560
    39,000  Seattle Genetics (1)                                        156,000
    39,000  Senomyx (1)                                                 455,130
    42,100  Serologicals (1)                                            906,413
    22,400  Sybron Dental Specialties (1)                               834,400
    38,434  Symbion (1)                                                 817,876
    27,649  United Surgical Partners
              International (1)                                       1,223,468
    22,600  WellCare Health Plans (1)                                   666,700
                                                                  -------------
                                                                     15,524,681

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

 Shares                                                              Value $
 ------                                                           -------------

            COMMON STOCK - (CONTINUED)
            MATERIALS & PROCESSING - 7.6%
    61,100  Agnico-Eagle Mines                                          803,465
    26,200  Airgas                                                      574,304
    35,900  Albany International Class A                              1,125,824
     5,600  Carlisle                                                    402,192
    18,900  Cytec Industries                                            871,668
    15,100  Delta and Pine Land                                         380,520
    21,600  FMC (1)                                                   1,058,400
    93,668  Goldcorp                                                  1,212,064
    30,000  Hecla Mining (1)                                            139,800
    39,700  Hexcel (1)                                                  651,080
    10,400  Nuco2 (1)                                                   255,320
    38,100  Olin                                                        675,894
    40,300  PolyOne (1)                                                 311,116
    32,300  Quanta Services (1)                                         257,754
                                                                  -------------
                                                                      8,719,401
            OTHER - 1.0%
    52,900  Laidlaw International (1)                                 1,184,431
                                                                  -------------
            OTHER ENERGY - 5.6%
    38,194  Denbury Resources (1)                                     1,212,277
    18,700  FMC Technologies (1)                                        567,171
    21,100  Forest Oil (1)                                              812,983
    13,300  Massey Energy                                               480,263
    43,600  Ormat Technologies (1)                                      682,340
    34,800  St. Mary Land & Exploration                                 755,160
    68,600  Superior Energy Services (1)                              1,020,768
    53,074  Willbros Group (1)                                          910,750
                                                                  -------------
                                                                      6,441,712
            PRODUCER DURABLES - 9.1%
    21,000  Actuant Class A (1)                                         894,390
    52,100  AGCO (1)                                                    896,120
   117,900  Andrew (1)                                                1,446,633
    62,700  Crown Castle International (1)                            1,011,351
    21,700  DRS Technologies (1)                                        960,225
    15,400  IDEX                                                        573,650
    18,600  Kennametal                                                  842,580
    12,200  Manitowoc                                                   488,000
    42,379  MTC Technologies (1)                                      1,284,931
    21,900  Rofin-Sinar Technologies (1)                                646,488
    93,400  Ultratech (1)                                             1,486,928
                                                                  -------------
                                                                     10,531,296

 Shares                                                              Value $
 ------                                                           -------------

            TECHNOLOGY - 16.5%
   146,487  Aeroflex (1)                                              1,161,642
    33,200  Avocent (1)                                                 834,648
   122,100  Concur Technologies (1)                                   1,017,093
    64,963  Covansys (1)                                                655,477
    62,000  CSG Systems International (1)                             1,065,780
     9,800  Digital Insight (1)                                         196,686
   247,200  E.piphany (1)                                               758,904
    37,500  Filenet (1)                                                 993,750
    52,586  II-VI (1)                                                   747,247
   113,800  Informatica (1)                                             879,674
   145,500  Integrated Device Technology (1)                          1,556,850
    29,700  Mapinfo (1)                                                 336,501
    57,200  Methode Electronics                                         644,644
    71,200  Microsemi (1)                                             1,204,704
    99,300  MIPS Technologies (1)                                       695,100
    69,600  Ness Technologies (1)                                       744,720
   118,700  Perot Systems Class A (1)                                 1,499,181
    60,600  RSA Security (1)                                            650,844
    52,100  Sohu.com (1)                                                893,515
    24,933  Technology Investment Capital                               366,266
    49,900  Volterra Semiconductor (1)                                  532,433
    41,000  WebEx Communications (1)                                    894,620
   150,700  Westell Technologies (1)                                    780,626
                                                                  -------------
                                                                     19,110,905
            UTILITIES - 4.0%
    26,600  AGL Resources                                               920,360
    43,200  Centennial Communications (1)                               496,800
    35,400  Iowa Telecommunications
              Services (1)                                              676,140
    26,400  Itron (1)                                                   952,248
    37,150  PNM Resources                                             1,027,198
    21,800  Westar Energy                                               499,220
                                                                  -------------
                                                                      4,571,966
                                                                  -------------
            TOTAL COMMON STOCK
              (Cost $103,801,877)                                   105,831,235
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            U.S. TREASURY
            OBLIGATION - 5.2%
 6,000,000  U.S. Treasury Bill (2)
              2.738%, 7/14/05                                         5,966,484
                                                                  -------------
            TOTAL U.S. TREASURY
              OBLIGATION
              (Cost $5,966,454)                                       5,966,484
                                                                  -------------
            SHORT-TERM
            INVESTMENTS - 3.5%
     5,794  JPMorgan Chase Time
              Deposit, 2.16%                                              5,794

 Shares
 ------

 4,101,407  SEI Daily Income Trust Money
              Market Fund, 2.74% (3)                                  4,101,407
                                                                  -------------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $4,107,201)                                       4,107,201
                                                                  -------------
            TOTAL
              INVESTMENTS - 100.2%
              (Cost $113,875,532)                                   115,904,920
                                                                  -------------
            OTHER ASSETS LESS
              LIABILITIES - (0.2)%                                     (278,680)
                                                                  -------------
            NET ASSETS - 100.0%                                   $ 115,626,240
                                                                  =============

(1)   Denotes  non-income  producing  security.

(2)   The rate reported is the effective yield at time of purchase.

(3)   Rate  shown is  7-day  yield as of April  30,  2005.

REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2005 (UNAUDITED)

 Shares                                                              Value $
 ------                                                           -------------

            COMMON STOCK - 96.7%
            AUSTRALIA - 2.6%
    50,902  Macquarie Infrastructure Group                              144,253
                                                                  -------------
            FRANCE - 12.2%
     1,206  Christian Dior                                               83,556
       581  Ciments Francais (1)                                         54,830
     3,463  France Telecom (1)                                          101,274
       945  Groupe Danone (1)                                            88,027
     1,247  Societe Generale (1)                                        123,378
     4,351  Suez                                                        118,118
       640  Technip (1)                                                 108,281
                                                                  -------------
                                                                        677,464
            GERMANY - 4.3%
     2,628  Schwarz Pharma (1)                                          117,497
     1,682  Siemens (1)                                                 122,551
                                                                  -------------
                                                                        240,048
            HONG KONG - 1.0%
   210,000  Peace Mark Holdings                                          56,589
                                                                  -------------
            INDONESIA - 1.4%
     4,346  Telekomunikasi
              Indonesia ADR (1)                                          78,315
                                                                  -------------
            IRELAND - 2.2%
     6,186  Allied Irish Banks                                          125,353
                                                                  -------------
            JAPAN - 20.3%
    19,000  Chiba Bank                                                  117,244
     4,000  Denso                                                        95,184
        21  East Japan Railway                                          109,356
     2,800  Electric Power Development                                   84,654
        62  Jupiter Telecommunications (1)                               49,375
    10,000  Mitsubishi Corp.                                            137,148
    10,000  Mitsubishi Estate                                           107,869
     8,000  Mitsui Chemicals                                             45,398
     5,700  Omron                                                       124,764
     3,000  Ricoh                                                        47,897
    12,000  Sumitomo Electric Industries                                125,436
     1,700  T&D Holdings (1)                                             83,987
                                                                  -------------
                                                                      1,128,312
            MEXICO - 1.5%
     1,691  America Movil ADR Series L (1)                               83,958
                                                                  -------------
            NETHERLANDS - 8.0%
     3,907  ING Groep                                                   106,065
     2,238  Koninklijke Philips
              Electronics (1)                                            55,054
     3,330  Royal Dutch Petroleum (1)                                   193,783
     3,430  TNT (1)                                                      92,939
                                                                  -------------
                                                                        447,841

 Shares                                                              Value $
 ------                                                           -------------

            RUSSIA - 1.0%
       429  LUKOIL ADR (1)                                               58,430
                                                                  -------------
            SINGAPORE - 4.0%
    11,000  Jardine Strategic Holdings                                  108,350
    42,000  Singapore Press Holdings (1)                                111,836
                                                                  -------------
                                                                        220,186
            SOUTH KOREA - 4.1%
     8,390  Hankook Tire                                                 84,994
     1,240  Hyundai Motor                                                67,037
       164  Samsung Electronics                                          74,351
                                                                  -------------
                                                                        226,382
            SPAIN - 2.2%
     5,620  Banco Santander Central
              Hispano                                                    65,221
     2,215  Iberdrola (1)                                                57,481
                                                                  -------------
                                                                        122,702
            SWEDEN - 2.1%
     2,537  Atlas Copco                                                 114,627
                                                                  -------------
            SWITZERLAND - 3.1%
     1,057  Adecco (1)                                                   50,763
       460  Nestle                                                      120,465
                                                                  -------------
                                                                        171,228
            TAIWAN - 1.5%
     9,391  Fubon Financial
              Holding GDR (1)                                            82,641
                                                                  -------------
            THAILAND - 1.3%
    53,400  Kasikornbank                                                 75,163
                                                                  -------------
            UNITED KINGDOM - 23.9%
     2,168  AstraZeneca                                                  94,301
    19,778  BG Group                                                    152,839
    10,042  Brambles Industries                                          55,676
     8,930  HBOS                                                        131,547
     7,900  Prudential                                                   70,803
     2,524  Rio Tinto (1)                                                76,094
     4,348  Royal Bank of Scotland Group                                130,504
    52,698  Signet Group (1)                                            101,495
    10,500  Smith & Nephew                                              107,621
     5,376  Smiths Group                                                 87,753
    35,712  Tesco                                                       209,746
    43,867  Vodafone Group                                              113,973
                                                                  -------------
                                                                      1,332,352
                                                                  -------------
            TOTAL COMMON STOCK
              (Cost $5,123,828)                                       5,385,844
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2005 (UNAUDITED)

 Shares                                                              Value $
 ------                                                           -------------

            EQUITY-LINKED
            WARRANTS (2) - 2.4%
            INDIA - 2.4%
     7,089  Oriental Bank of Commerce (1)                                45,105
     9,776  Satyam Computer Services (1)                                 90,792
                                                                  -------------
            TOTAL EQUITY-LINKED
              WARRANTS
              (Cost $151,684)                                           135,897
                                                                  -------------
 Principal
 Amount $
 ---------

            SHORT-TERM
            INVESTMENTS - 0.8%
       723  JPMorgan Chase Time
              Deposit, 2.16%                                                723

 Shares
 ------

    44,000  SEI Daily Income Trust Money
              Market Fund, 2.74% (3)                                     44,000
                                                                  -------------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $44,723)                                             44,723
                                                                  -------------
            TOTAL
              INVESTMENTS - 99.9%
              (Cost $5,320,235)                                       5,566,464
                                                                  -------------
            OTHER ASSETS LESS
              LIABILITIES - 0.1%                                          3,216
                                                                  -------------
            NET ASSETS - 100.0%                                   $   5,569,680
                                                                  =============

(1)   Denotes non-income producing security.

(2)   Securities are not readily marketable.

(3)   Rate shown is 7-day yield as of April 30, 2005.

ADR -- American Depositary Receipt

GDR -- Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2005 (UNAUDITED)

Principal
Amount $                                                             Value $
---------                                                         -------------

            COMMMERCIAL
            PAPER - 29.5%
 5,000,000  AIG Funding (1)
              2.958%, 5/23/05                                         4,990,986
 5,000,000  American General Finance (1)
              2.930%, 5/26/05                                         4,989,861
 5,000,000  Citicorp (1)
              2.930%, 5/25/05                                         4,990,400
 5,000,000  General Electric Capital (1)
              2.986%, 5/23/05                                         4,990,895
 4,900,000  Toyota Motor (1)
              2.757%, 5/04/05                                         4,898,877
 4,900,000  UBS Finance (1)
              2.777%, 5/02/05                                         4,899,623
                                                                  -------------
            TOTAL COMMERCIAL
              PAPER
              (Cost $29,760,508)                                     29,760,642
                                                                  -------------
            COLLATERALIZED MORTGAGE
            OBLIGATIONS - 27.7%
 4,547,666  American Home Mortgage
              Investment Trust, Series 2005-1,
              Class 1A1 (2)
              3.240%, 9/25/45                                         4,546,247
 2,008,629  Bear Stearns Alternative Trust,
              Series 2004-3, Class A1 (2)
              3.340%, 4/25/34                                         2,008,551
 1,069,533  Citigroup Mortgage Loan Trust,
              Series 2003-AP3, Class A1
              7.000%, 9/25/33                                         1,111,781
 1,867,225  Citigroup Mortgage Loan Trust,
              Series 2004-2, Class 1A23 (3)
              9.250%, 8/25/33                                         1,995,597
 1,005,000  Countrywide Alternative Loan
              Trust, Series 2005-14,
              Class 2A1 (2)
              3.230%, 5/25/35                                         1,005,000
   519,550  Countrywide Home Loans,
              Series 2005-1, Class 2A1 (2)
              3.310%, 3/25/35                                           519,550
 1,261,008  Countrywide Home Loans,
              Series 2005-11, Class 4A1 (2)
              3.290%, 4/25/35                                         1,261,796
 1,505,000  Financial Asset Securities Trust,
              Series 2005-1A,
              Class 2A1 (2) (3)
              3.130%, 2/27/35                                         1,506,030
 1,551,450  Impac CMB Trust,
              Series 2004-1, Class A1 (2)
              3.350%, 3/25/34                                         1,557,470

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

 1,164,548  Impac CMB Trust, Series 2005-1,
              Class 1A1 (2)
              3.280%, 4/25/35                                         1,164,912
 3,343,980  Impac CMB Trust,
              Series 2005-3, Class A1 (2)
              3.260%, 8/25/35                                         3,343,980
 1,185,000  Impac CMB Trust, Series 2005-4,
              Class 1A2 (2) (4)
              3.430%, 6/25/35                                         1,185,000
 1,288,011  People's Choice Home Loan
              Securities Trust, Series 2005-1,
              Class 1A1 (2)
              3.180%, 10/25/26                                        1,288,872
 2,015,000  People's Choice Home Loan
              Securities Trust, Series 2005-2,
              Class A1 (2)
              3.150%, 9/25/24                                         2,015,000
 1,118,500  Saco I Trust, Series 2005-1,
              Class A1 (2) (3)
              3.220%, 3/25/35                                         1,118,500
 2,250,000  Saco I Trust, Series 2005-2,
              Class A (2) (3)
              3.264%, 4/25/35                                         2,250,000
                                                                  -------------
            TOTAL COLLATERALIZED
              MORTGAGE OBLIGATIONS
              (Cost $27,925,194)                                     27,878,286
                                                                  -------------
            ASSET-BACKED
            SECURITIES - 25.6%
 1,770,000  Aegis Asset Backed Securities
              Trust, Series 2005-1,
              Class IA2 (2)
              3.270%, 3/25/35                                         1,771,501
 2,825,000  Aegis Asset Backed Securities
              Trust, Series 2005-2,
              Class 1A1 (2)
              3.020%, 6/25/24                                         2,825,000
   275,000  Amortizing Residential Collateral
              Trust, Series 2002-BC4,
              Class M3 (2)
              4.920%, 7/25/32                                           278,207
   637,653  Aspen Funding I, Ltd.,
              Series 2002-1A,
              Class A1L (2) (3)
              3.210%, 7/10/37                                           638,052
   422,001  Bear Stearns Asset Backed
              Securities, Series 2005-SD1,
              Class 1A1 (2)
              3.170%, 4/25/22                                           422,325

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            ASSET-BACKED
            SECURITIES - (CONTINUED)
 2,030,000  Countrywide Asset-Backed
              Certificates, Series 2004-11,
              Class A2 (2)
              3.400%, 3/25/33                                         2,040,282
 1,144,625  Countrywide Home Equity Loan
              Trust, Series 2003-C,
              Class A (2)
              3.210%, 5/15/29                                         1,147,375
   815,362  Fieldstone Mortgage Investment,
              Series 2005-1, Class 1A2 (2)
              3.310%, 3/25/35                                           815,969
 1,570,306  First Franklin Mortgage Loan
              Asset Backed Certificate,
              Series 2004-FF4, Class A2 (2)
              3.310%, 6/25/34                                         1,571,214
 1,830,000  Fremont Home Loan Trust,
              Series 2005-B,
              Class 2A1 (2) (4)
              3.180%, 4/25/35                                         1,830,000
   217,720  Fremont NIM Trust,
              Series 2004-D, Class N1 (3)
              4.500%, 11/25/34                                          217,618
   784,085  GSAMP Trust, Series 2005-SD1,
              Class A1 (2) (3)
              3.360%, 12/25/34                                          787,266
   219,775  GSAMP Trust, Series 2005-SD1,
              Class N (3)
              5.375%, 1/25/35                                           218,934
 1,070,968  Morgan Stanley Asset-Backed
              Securities Capital I,
              Series 2005-WMC1,
              Class A2A (2)
              3.120%, 1/25/35                                         1,071,710
   918,167  RAAC Series, Series 2005-RP1,
              Class A (2) (3)
              3.360%, 7/25/37                                           918,277
 2,328,530  Residential Asset Mortgage
              Products, Series 2005-RS3,
              Class AIA1 (2)
              2.950%, 3/25/35                                         2,329,934
   722,423  Restructured Asset-Backed
              Securities, Series 2003-3A,
              Class A1 (2) (3)
              3.540%, 1/29/22                                           725,132
   162,820  Sail Net Interest Margin Notes,
              Series 2004-4A, Class A
              5.000%, 4/27/34                                           163,097
   211,184  Sail Net Interest Margin Notes,
              Series 2004-8A, Class A
              5.000%, 9/27/34                                           210,327

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

 2,044,501  Soundview Home Equity Loan
              Trust, Series 2004-1,
              Class A1 (2)
              3.390%, 7/25/34                                         2,047,795
   388,000  Structured Asset Investment Loan
              Trust, Series 2003-BC11,
              Class M4 (2)
              6.020%, 10/25/33                                          389,162
   280,000  Structured Asset Investment Loan
              Trust, Series 2004-1,
              Class M4 (2)
              5.770%, 2/25/34                                           287,451
 2,090,000  Structured Asset Securities,
              Series 2005-GEL2, Class A (2)
              3.344%, 4/25/35                                         2,090,000
 1,040,000  Wachovia Loan Trust,
              Series 2005-SD1,
              Class A (2) (3)
              3.380%, 5/25/35                                         1,040,000
                                                                  -------------
            TOTAL ASSET-BACKED
              SECURITIES
              (Cost $25,830,654)                                     25,836,628
                                                                  -------------
            MORTGAGE-BACKED
            OBLIGATIONS - 23.8%
   360,000  Aames Mortgage Trust,
              Series 2002-2, Class B (5)
              6.770%, 3/25/33                                           366,733
   232,415  Aegis Asset Backed Securities
              Trust, Series 2005-1N,
              Class N1 (3)
              4.250%, 3/25/35                                           232,124
   825,000  Ameriquest Mortgage Securities,
              Series 2002-1, Class M2 (2)
              4.220%, 5/25/32                                           830,548
   205,000  Ameriquest Mortgage Securities,
              Series 2003-AR1, Class M3 (2)
              6.020%, 1/25/33                                           208,748
 1,770,000  Bayview Commercial Asset Trust
              IO, Series 2005-1A, Class IO
              0.775%, 4/25/35                                           143,812
 1,020,000  Carrington Mortgage Loan Trust,
              Series 2005-NC2,
              Class A1 (2) (3) (4)
              3.219%, 9/25/25                                         1,020,000
   690,000  Carrington Mortgage Loan Trust,
              Series 2005-NC2,
              Class A1 (2) (4)
              3.180%, 5/25/35                                           690,000
   875,838  Centex Home Equity,
              Series 1999-4, Class A7 (2)
              3.370%, 2/25/31                                           878,309

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            MORTGAGE-BACKED
            OBLIGATIONS - (CONTINUED)
   956,781  Centex Home Equity,
              Series 2002-B, Class BV (2)
              4.720%, 4/25/32                                           960,984
   230,000  Countrywide Asset-Backed
              Certificates, Series 2005-2N,
              Class N (2) (3) (4)
              4.500%, 8/25/36                                           228,271
 1,355,000  Credit Suisse First Boston
              Mortgage Securities,
              Series 2005-1, Class A1 (2) (4)
              3.230%, 2/25/32                                         1,355,000
   255,564  FEP Receivables Participation
              Funding LP, Series 2001-1,
              Class A-2L (2)
              4.100%, 11/18/08                                          255,405
 1,971,297  Home Equity Mortgage Trust,
              Series 2005-2, Class A1 (2)
              3.030%, 7/25/35                                         1,972,439
44,868,000  Lehman Brothers Small Balance
              Commercial IO,
              Series 2005-1A, Class A
              0.850%, 1/02/30                                         1,368,671
   230,242  Long Beach Asset Holdings,
              Series 2004-6, Class N1 (2) (3)
              4.500%, 11/25/34                                          230,602
   425,000  Long Beach Asset Holdings,
              Series 2005-2, Class N1 (3)
              4.150%, 4/25/35                                           423,597
 2,020,663  Master Adjustable Rate
              Mortgages Trust, Series 2004-9,
              Class 2A1 (2)
              3.400%, 11/25/34                                        2,026,030
 1,325,000  Master Asset Backed Securities
              Trust, Series 2005-HE1,
              Class A1 (2)
              3.164%, 5/25/35                                         1,325,000
 1,015,950  Novastar Home Equity Loan,
              Series 2004-3, Class A3A (2)
              3.240%, 12/25/34                                        1,017,088
    79,925  Opteum NIM Trust,
              Series 2005-1 (3)
              6.000%, 2/25/35                                            80,012
   150,000  Option One Mortgage Loan
              Trust, Series 2002-3,
              Class M2 (2)
              4.150%, 8/25/32                                           150,622
   505,000  Option One Mortgage Loan
              Trust, Series 2002-3,
              Class M3 (2)
              4.870%, 8/25/32                                           506,760

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

   590,000  Option One Mortgage Loan
              Trust, Series 2003-1,
              Class M2 (2)
              4.970%, 2/25/33                                           603,463
 1,935,395  Ownit Mortgage Loan Asset
              Backed Trust, Series 2005-1,
              Class A1 (2)
              3.150%, 9/25/35                                         1,936,864
 1,226,737  Provident Bank Home Equity
              Loan Trust, Series 1999-3,
              Class A3 (2)
              3.410%, 1/25/31                                         1,229,144
   171,045  Renaissance NIM Trust,
              Series 2005-1, Class N (3)
              4.700%, 5/25/35                                           171,045
   690,000  Residential Asset Mortgage
              Products, Series 2005-RS4,
              Class A1 (2) (4)
              3.190%, 5/25/35                                           690,000
   286,964  Residential Asset Securities,
              Series 2002-KS2, Class MII3 (2)
              4.820%, 4/25/32                                           288,569
   205,136  Residential Asset Securities,
              Series 2005-NT1 (3)
              4.000%, 2/25/35                                           206,260
 2,320,172  Terwin Mortgage Trust,
              Series 2004-9HE, Class A2 (3)
              3.180%, 9/25/34                                         2,320,172
   305,000  Wachovia Bank Commercial
              Mortgage Trust,
              Series 2002-WHL,
              Class L (2) (3)
              5.950%, 3/15/15                                           305,405
                                                                  -------------
            TOTAL MORTGAGE-
              BACKED OBLIGATIONS
              (Cost $24,005,921)                                     24,021,677
                                                                  -------------
            U.S. TREASURY
            OBLIGATION - 2.1%
 2,100,000  U.S. Treasury Bill (1) (6)
              2.533%, 5/12/05                                         2,098,494
                                                                  -------------
            TOTAL U.S. TREASURY
              OBLIGATION
              (Cost $2,098,377)                                       2,098,494
                                                                  -------------
            CORPORATE
            OBLIGATION - 0.2%
   200,000  Twin Reefs Pass-Through (3)
              3.910%, 12/10/09                                          201,155
                                                                  -------------
            TOTAL CORPORATE
              OBLIGATION
              (Cost $200,428)                                           201,155
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            SHORT-TERM
            INVESTMENT - 6.5%
 6,567,998  JPMorgan Chase Time
              Deposit, 1.92%                                          6,567,998
                                                                  -------------
            TOTAL SHORT-TERM
              INVESTMENT
              (Cost $6,567,998)                                       6,567,998
                                                                  -------------
            TOTAL
              INVESTMENTS - 115.4%
              (Cost $116,389,080)                                   116,364,880
                                                                  -------------
            OTHER ASSETS LESS
              LIABILITIES - (15.4)%                                 (15,545,016)
                                                                  -------------
            NET ASSETS - 100.0%                                   $ 100,819,864
                                                                  =============

(1) The rate shown represents the security's effective yield at time of purchase.

(2)   Variable Rate Security -- Rate disclosed is as of April 30, 2005.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2005, the value of these securities amounted to $16,834,049, representing 16.7% of the net assets of the Fund.

(4)   Security purchased on a when-issued basis.

(5) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2005.

(6) All or a portion of this security has been pledged as collateral for open future contracts.

IO -- Interest Only Security

LP -- Limited Partnership

Ltd -- Limited

The Fund had the following futures contracts outstanding at April 30, 2005:

                                                             NET
                NUMBER                                    UNREALIZED
                  OF                       EXPIRATION    APPRECIATION
              CONTRACTS         VALUE         DATE      (DEPRECIATION)
-----------------------------------------------------------------------
Long:
10 Year Note       37       $ 4,122,609      Jun-05     $    99,037
U.S. Bond          22         2,526,563      Jun-05          92,213
                                                        -----------
                                                            191,250
                                                        -----------
Short:
90 Day Euro        10         2,398,500      Mar-06           2,750
2 Year Note       115        23,885,859      Jun-05        (125,111)
                                                        -----------
                                                           (122,361)
                                                        -----------
                                                        $    68,889
                                                        ===========

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            U.S. GOVERNMENT AGENCY OBLIGATIONS - 50.3%
 2,545,000  FHLB (1)
              2.706%, 5/11/05                                         2,543,092
 1,545,000  FHLMC Gold TBA
              5.500%, 5/15/35                                         1,561,899
 1,000,000  FNMA TBA
              5.000%, 5/25/35                                           990,312
                                                                  -------------
            TOTAL U.S. GOVERNMENT
              AGENCY OBLIGATIONS
              (Cost $5,066,060)                                       5,095,303
                                                                  -------------
            U.S. TREASURY
            OBLIGATIONS - 20.5%
   700,000  U.S. Treasury Bill (2)
              2.563%, 5/12/05                                           699,498
   635,000  U.S. Treasury Bond
              5.375%, 2/15/31                                           717,401
            U.S. Treasury Note
   515,000    4.000%, 2/15/15                                           506,813
   155,000    2.875%, 11/30/06                                          153,414
                                                                  -------------
            TOTAL U.S. TREASURY
              OBLIGATIONS
              (Cost $2,034,029)                                       2,077,126
                                                                  -------------
            COMMERCIAL PAPER - 16.8%
   400,000  AIG Funding (2)
              2.958%, 5/23/05                                           399,279
   500,000  General Electric Capital (2)
              2.898%, 5/23/05                                           499,117
   400,000  Toyota Motor (2)
              2.757%, 5/04/05                                           399,908
   400,000  UBS Finance (2)
              2.777%, 5/02/05                                           399,969
                                                                  -------------
            TOTAL COMMERCIAL PAPER
              (Cost $1,698,273)                                       1,698,273
                                                                  -------------
            CORPORATE
            OBLIGATIONS - 16.6%
    30,000  AES Gener
              7.500%, 3/25/14                                            29,591
    45,000  Amerada Hess
              7.125%, 3/15/33                                            50,777
    50,000  BAC Capital Trust VI
              5.625%, 3/08/35                                            49,607
    75,000  Cadbury Schweppes Finance (3)
              5.125%, 10/01/13                                           75,659
    25,000  CHC Helicopter (3)
              7.375%, 5/01/14                                            24,500
   100,000  Chuo Mitsui Trust & Banking (3)
              5.506%, 12/15/49                                           95,774
    45,000  Citigroup
              5.000%, 9/15/14                                            45,381

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

    25,000  Comcast
              7.050%, 3/15/33                                            29,313
    80,000  Cox Communications
              7.125%, 10/01/12                                           89,022
    85,000  Enterprise Products (3)
              5.000%, 3/01/15                                            81,645
    55,000  FirstEnergy, Series C
              7.375%, 11/15/31                                           65,026
    30,000  Fraser Papers (3)
              8.750%, 3/15/15                                            28,050
    95,000  GATX Financial
              5.125%, 4/15/10                                            95,913
   125,000  Goldman Sachs Group
              5.125%, 1/15/15                                           125,071
    20,000  Grant Prideco
              9.000%, 12/15/09                                           21,900
    60,000  Halliburton
              8.750%, 2/15/21                                            80,148
    25,000  Hanover Equipment Trust,
              Series B
              8.750%, 9/01/11                                            26,344
    30,000  HVB Funding Trust III (3)
              9.000%, 10/22/31                                           39,210
   100,000  JPMorgan Chase
              4.750%, 3/01/15                                            98,489
    50,000  Liberty Mutual Group (3)
              6.500%, 3/15/35                                            48,618
    15,000  Meritage Homes (3)
              6.250%, 3/15/15                                            13,875
    15,000  Navistar International (3)
              6.250%, 3/01/12                                            13,275
    55,000  Odyssey Re Holdings
              7.650%, 11/01/13                                           59,920
    55,000  Packaging Corp of America
              5.750%, 8/01/13                                            53,848
    40,000  Pinnacle West Energy (3)
              3.630%, 4/01/07                                            40,003
    25,000  Royal Caribbean Cruises
              7.500%, 10/15/27                                           26,250
    60,000  Southern California Edison
              5.000%, 1/15/16                                            60,104
    40,000  Southwest Airlines
              5.250%, 10/01/14                                           39,574
   100,000  Telefonos de Mexico (3)
              5.500%, 1/27/15                                            97,345
    30,000  TXU (3)
              6.550%, 11/15/34                                           29,636
    45,000  XTO Energy
              5.300%, 6/30/15                                            45,536
                                                                  -------------
            TOTAL CORPORATE
              OBLIGATIONS
              (Cost $1,697,091)                                       1,679,404
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            MORTGAGE-BACKED
            OBLIGATIONS - 11.0%
   225,000  Bear Stearns Commercial
              Mortgage Securities,
              Series 2004-PWR, Class A4
              4.715%, 2/11/41                                           223,083
   395,000  Bear Stearns Commercial
              Mortgage Securities,
              Series 2005-T18, Class A4
              4.933%, 2/13/42                                           397,037
    95,927  Home Equity Mortgage Trust,
              Series 2005-2, Class A1
              3.030%, 7/25/35                                            95,983
    40,000  Long Beach Asset Holdings,
              Series 2005-2, Class N1 (3)
              4.150%, 4/25/35                                            39,868
    90,372  Merrill Lynch Mortgage
              Investors, Series 2005-SL1,
              Class A
              3.220%, 6/25/35                                            90,424
   215,000  Morgan Stanley Capital I,
              Series 2003-T11, Class A3
              4.850%, 6/13/41                                           217,388
    50,000  Option One Mortgage Loan
              Trust, Series 2002-3,
              Class M2 (4)
              4.150%, 8/25/32                                            50,207
                                                                  -------------
            TOTAL MORTGAGE-
              BACKED OBLIGATIONS
              (Cost $1,109,698)                                       1,113,990
                                                                  -------------
            ASSET-BACKED
            SECURITIES - 6.8%
    43,081  GSAMP Trust, Series 2005-SD1,
              Class A1 (3) (4)
              3.360%, 12/25/34                                           43,256
   324,032  Hedged Mutual Fund Fee Trust,
              Series 2003-1A, Class 2 (3)
              5.220%, 11/30/10                                          323,830
   328,296  Hedged Mutual Fund Fee Trust,
              Series 2003-2, Class 2 (3)
              4.840%, 3/02/11                                           324,808
                                                                  -------------
            TOTAL ASSET-BACKED
              SECURITIES
              (Cost $695,360)                                           691,894
                                                                  -------------

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            COLLATERALIZED MORTGAGE OBLIGATIONS - 3.7%
   199,678  American Home Mortgage
              Investment Trust,
              Series 2005-1, Class 1A1
              3.240%, 9/25/45                                           199,616
    48,106  Countrywide Home Loans,
              Series 2005-1, Class 2A1 (4)
              3.310%, 3/25/35                                            48,106
   130,668  People's Choice Home Loan
              Securities Trust, Series 2005-1,
              Class 1A1 (4)
              3.180%, 10/25/26                                          130,755
                                                                  -------------
            TOTAL COLLATERALIZED
              MORTGAGE OBLIGATIONS
              (Cost $378,452)                                           378,477
                                                                  -------------
            SHORT-TERM
            INVESTMENT - 0.6%
    57,488  JPMorgan Chase Time
              Deposit, 1.92%                                             57,488
                                                                  -------------
            TOTAL SHORT-TERM
              INVESTMENT
              (Cost $57,488)                                             57,488
                                                                  -------------
            TOTAL
              INVESTMENTS - 126.3%
              (Cost $12,736,451)                                     12,791,955
                                                                  -------------
            OTHER ASSETS LESS
              LIABILITIES - (26.3)%                                  (2,663,784)
                                                                  -------------
            NET ASSETS - 100.0%                                   $  10,128,171
                                                                  =============

(1) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.

(2) The rate shown represents the security's effective yield at time of purchase.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2005, the value of these securities amounted to $1,319,352, representing 13.0% of the net assets of the Fund.

(4)   Variable Rate Security -- Rate disclosed is as of April 30, 2005.

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Association

FNMA -- Federal National Mortgage Association

TBA -- To Be Announced

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            MUNICIPAL BONDS - 88.8%
            ALABAMA - 0.3%
   250,000  Crenshaw County, Industrial
              Development Board RB, Sister
              Schuberts Project, AMT, (LOC:
              Amsouth Bank of Alabama) (1)
              5.600%, 3/01/13                                           259,562
                                                                  -------------
            ARIZONA - 2.8%
   290,000  Phoenix, Industrial Development
              Authority RB, Hacienda
              Sunnyslope Project,
              Series A, AMT, GNMA
              4.350%, 7/20/15                                           293,085
    55,000  Pima County GO, ETM
              6.750%, 11/01/09                                           57,865
 1,740,000  State Health Facilities Authority
              RB, Phoenix Baptist Hospital
              & Medical Center,
              MBIA, ETM
              6.250%, 9/01/11                                         1,816,630
                                                                  -------------
                                                                      2,167,580
            ARKANSAS - 4.4%
   100,000  Farmington, Sales & Use Tax RB
              4.600%, 4/01/25                                           100,609
 1,300,000  Little Rock, Library Construction
              GO, Series A
              4.250%, 3/01/23                                         1,290,523
   250,000  Pine Bluff, Industrial
              Development RB,
              Weyerhaeuser Project
              5.500%, 11/01/07                                          265,207
 1,700,000  Springdale, Sales & Use Tax
              RB, MBIA
              4.000%, 7/01/16                                         1,730,192
                                                                  -------------
                                                                      3,386,531
            CALIFORNIA - 8.4%
   500,000  Benicia, Unified School District
              GO, Series B, MBIA (6)
              4.589%, 8/01/18                                           260,380
    35,000  California State GO
              3.625%, 5/01/07                                            35,019
    25,000  California State GO,
              Series BT, AMT
              5.100%, 12/01/13                                           25,363
   300,000  Delta County Home Mortgage
              Finance RB, Single-Family
              Mortgage Backed Securities,
              Series A, AMT, MBIA,
              GNMA, FNMA
              5.350%, 6/01/24                                           300,399

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

   720,000  Los Angeles, Multi-Family
              Housing RB, Colorado
              Terrace Project, Series H,
              AMT, GNMA
              4.350%, 11/20/12                                          726,826
 4,395,000  Manteca, Financing Authority
              Sewer RB, Series B, MBIA
              5.000%, 12/01/33                                        4,459,826
    65,000  Sacramento County, Sacramento
              Main Detention Center COP,
              MBIA, ETM
              5.500%, 6/01/10                                            69,749
    10,000  Sacramento County, Sanitation
              Authority RB, ETM
              5.125%, 12/01/10                                           10,122
   110,000  San Bernardino County,
              Transportation Authority RB,
              Series A, FGIC, ETM
              6.000%, 3/01/10                                           119,282
    30,000  Southern California, Public
              Power Authority RB
              7.000%, 7/01/09                                            30,984
    40,000  Southern California, Public
              Power Authority RB,
              Palo Verde Project,
              Series A, ETM
              5.000%, 7/01/17                                            40,077
   245,000  State Public Works Board RB,
              San Jose Facilities, Series A
              7.750%, 8/01/06                                           252,580
   215,000  Valley Center, Unified School
              District GO,
              Capital Appreciation,
              Series A, MBIA (6)
              4.521%, 9/01/17                                           113,748
                                                                  -------------
                                                                      6,444,355
            COLORADO - 8.6%
 1,155,000  Beacon Point, Metropolitan
              District RB, Series B,
              (LOC: Compass Bank)
              4.375%, 12/01/15                                        1,156,421
   100,000  Denver City & County COP,
              Series A, MBIA
              5.000%, 5/01/11                                           105,031
 1,790,000  High Plains, Metropolitan
              District RB, (LOC:
              Compass Bank)
              4.375%, 12/01/15                                        1,782,428
   500,000  Interlocken Metropolitan
              District GO, Series A,
              RADIAN
              5.750%, 12/15/11                                          548,385

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            COLORADO - (CONTINUED)
 1,000,000  State Educational & Cultural
              Facilities Authority RB, Charter
              School, Peak to Peak, XLCA
              3.000%, 8/15/09                                           989,320
   365,000  State Educational & Cultural
              Facilities Authority RB, Parker
              Core Charter School, XLCA
              3.500%, 11/01/14                                          354,824
            Teller County, COP,
              Assured Guaranty
   400,000    6.000%, 12/01/24                                          409,160
   120,000    5.600%, 12/01/18                                          122,929
   310,000    5.550%, 12/01/17                                          317,852
   300,000    5.500%, 12/01/16                                          307,944
   150,000    5.200%, 12/01/13                                          154,209
   190,000    4.700%, 12/01/09                                          192,430
   180,000    4.250%, 12/01/07                                          181,183
                                                                  -------------
                                                                      6,622,116
            CONNECTICUT - 1.5%
   150,000  Connecticut State GO, Series A,
              Pre-Refunded @ 100 (2)
              6.500%, 3/15/06                                           154,984
    50,000  Greenwich, New Public Housing
              Authority RB
              5.250%, 5/01/08                                            53,036
   785,000  Stamford, Multi-Family Housing
              RB, Fairfield Apartments
              Project, AMT, Mandatory Put (3)
              4.750%, 12/01/08                                          812,122
   100,000  State Health & Educational
              Facilities RB, Danbury
              Hospital, ETM
              7.875%, 7/01/09                                           109,177
                                                                  -------------
                                                                      1,129,319
            DISTRICT OF COLUMBIA - 0.6%
            Hospital RB, Medlantic
              Healthcare Group, Series A,
              MBIA, ETM
    55,000    5.750%, 8/15/14                                            57,839
   350,000    5.750%, 8/15/26                                           368,988
                                                                  -------------
                                                                        426,827
            FLORIDA - 7.2%
    50,000  Clearwater, Housing Authority
              RB, Affordable Housing
              Acquisition Program, FSA
              4.950%, 6/01/07                                            51,650
   899,124  Dade County, Single-Family
              Housing Finance Authority RB,
              Series B-1, AMT, GNMA, FNMA
              6.100%, 4/01/27                                           915,677

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            Gulf Breeze, Local
              Government RB, FGIC,
              Mandatory Put (3) (4)
 1,135,000    4.000%, 12/01/14                                        1,155,351
   600,000    4.000%, 12/01/15                                          601,548
   115,000  Jacksonville, Electric Authority
              RB, ETM
              5.375%, 7/01/12                                           122,704
    15,000  Jacksonville, Electric Authority
              RB, Third Installment, ETM
              6.800%, 7/01/12                                            16,786
   125,000  Jacksonville, Excise Taxes RB,
              ETM
              5.650%, 10/01/05                                          126,602
    40,000  Orange County, Tourist Division
              RB, AMBAC, ETM
              6.000%, 10/01/16                                           40,861
    70,000  Orange County, Tourist Division
              RB, Orange County Convention,
              AMBAC, ETM
              9.250%, 9/01/07                                            75,503
 1,010,000  Orange County, Tourist Division
              RB, Series A, AMBAC, ETM
              6.250%, 10/01/13                                        1,106,910
   750,000  Pinellas County, Housing Finance
              Authority RB, Multi-County
              Program, Series A-3, AMT,
              GNMA, FNMA
              4.000%, 3/01/25                                           755,910
    35,000  State GO, ETM
              5.900%, 7/01/08                                            36,503
   240,000  Tampa, Allegany Health System
              RB, Saint Mary's, MBIA, ETM
              5.125%, 12/01/23                                          243,456
   275,000  Vero Beach, Electric RB, MBIA,
              ETM
              6.500%, 12/01/07                                          288,651
                                                                  -------------
                                                                      5,538,112
            GEORGIA - 0.1%
    40,000  Gwinnett County, Water & Sewer
              RB, MBIA, ETM
              6.100%, 3/01/08                                            43,432
                                                                  -------------
            IDAHO - 0.3%
   225,000  State Housing & Finance
              Association RB, Single-Family
              Mortgage, Series D,
              Class III, AMT
              5.400%, 7/01/21                                           235,094
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            ILLINOIS - 13.3%
 2,000,000  Chicago, Kingsbury
              Redevelopment Project TAN,
              Series A
              6.570%, 2/15/13                                         2,091,800
 5,000,000  Pingree Grove, Special Services
              Area, Cambridge Lakes Project,
              Series 05-1
              5.250%, 3/01/15                                         4,980,650
   500,000  State Development Finance
              Authority RB, Provena Health,
              Series A, MBIA
              5.250%, 5/15/12                                           532,015
 1,465,000  State Health Facilities Authority
              RB, Hinsdale Hospital,
              Series A, ETM
              6.950%, 11/15/13                                        1,654,469
   275,000  State Health Facilities Authority
              RB, Hospital of Sisters Services,
              Series A, FSA, Optional Put
              4.500%, 12/01/07                                          283,261
   595,000  Will County, Community School
              District GO, Alternative
              Revenue Source Larway
              5.625%, 12/01/23                                          621,251
                                                                  -------------
                                                                     10,163,446
            INDIANA - 4.1%
            Gary, Sanitation District, Special
              Taxing District, RADIAN
   250,000    5.000%, 2/01/12                                           268,792
   270,000    5.000%, 2/01/13                                           290,501
    95,000  Indianapolis, Industrial Utilities
              District RB, ETM
              7.000%, 6/01/08                                            99,781
            Maconaquah, School District RB,
              Energy Management Financing
              Project
   286,756    5.000%, 1/01/12                                           302,516
   301,093    5.000%, 1/01/13                                           317,554
   316,148    5.000%, 1/01/14                                           332,281
   261,339    4.750%, 1/01/10                                           272,527
   273,752    4.750%, 1/01/11                                           285,477
   232,329    4.000%, 1/01/07                                           234,599
   241,622    4.000%, 1/01/08                                           244,555
   251,287    4.000%, 1/01/09                                           254,564
    40,000  State Health Facility Financing
              Authority RB, Methodist
              Hospital Indiana, Series A,
              AMBAC, ETM
              5.750%, 9/01/11                                            40,912

 Principal
 Amount $                                                             Value $
 ---------                                                        -------------

   205,000  Wells County, Hospital
              Authority RB, ETM
              7.250%, 4/01/09                                           216,937
                                                                  -------------
                                                                      3,160,996
            KANSAS - 1.7%
   240,000  Shawnee, Multi-Family Housing
              RB, Thomasbrook Apartments,
              Series A, AMT, FNMA
              5.250%, 10/01/14                                          246,053
 1,000,000  University of Kansas Hospital
              Authority RB, Ku Health
              Systems, Series A, AMBAC
              5.400%, 9/01/13                                         1,077,490
                                                                  -------------
                                                                      1,323,543
            KENTUCKY - 3.8%
 1,935,000  Marshall County, Public Property
              Corporation RB, Courthouse
              Facility Project
              5.250%, 3/01/23                                         2,095,760
   690,000  State Area Development Districts
              Financing GO, Henderson,
              Series G1
              5.750%, 12/01/20                                          731,497
    50,000  State Turnpike Authority RB,
              ETM
              6.125%, 7/01/07                                            51,745
                                                                  -------------
                                                                      2,879,002
            LOUISIANA - 0.5%
   385,000  Calcasieu Parish, Public
              Transportation Authority RB,
              Single-Family Mortgage,
              Series A, AMT, GNMA,
              FNMA
              5.850%, 10/01/32                                          401,105
                                                                  -------------
            MARYLAND - 1.2%
   885,000  State Tax Exempt Municipal
              Infrastructure Improvement
              RB, Series 2004A, Class A,
              (LOC: Compass Bank) (5)
              3.800%, 5/01/08                                           890,222
                                                                  -------------
            MASSACHUSETTS - 3.0%
   125,000  State Development Finance
              Agency RB, Curry College,
              Series A, ACA
              3.875%, 3/01/15                                           122,579
 1,000,000  State Health & Educational
              Facilities Authority RB, Mass
              General Hospital, Series F,
              AMBAC
              6.250%, 7/01/12                                         1,113,820

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
----------                                                        -------------

             MUNICIPAL BONDS - (CONTINUED)
             MASSACHUSETTS - (CONTINUED)
 1,000,000   State Health & Educational
               Facilities Authority RB, Nichols
               College Issue, Series C
               6.000%, 10/01/17                                        1,065,950
                                                                   -------------
                                                                       2,302,349
             MICHIGAN - 0.2%
    10,000   Kalamazoo, Hospital Finance
               Authority RB, Borgess Medical
               Center, Series A, AMBAC, ETM
               5.625%, 6/01/14                                           10,454
    10,000   State Hospital Finance Authority
               RB, Charity Obligatory Group,
               Series A, ETM
               5.000%, 11/01/19                                          10,575
    20,000   State Hospital Finance Authority
               RB, Daughters of Charity
               Hospital, ETM
               5.250%, 11/01/10                                          20,409
             State Hospital Finance Authority
               RB, Saint John Hospital,
               Series A, AMBAC, ETM
    65,000     6.000%, 5/15/13                                           69,676
    25,000     5.750%, 5/15/16                                           26,706
                                                                  -------------
                                                                        137,820
             MINNESOTA - 0.1%
    60,000   Coon Rapids, Hospital RB,
               Health Central, ETM
               7.625%, 8/01/08                                           64,050
                                                                  -------------
             MISSOURI - 3.6%
   815,000   Boone County, Industrial
               Development Authority RB,
               Otscon Project, AMT,
               Mandatory Put, (LOC: Boone
               County National Bank) (3)
               5.125%, 5/01/12                                          815,000
 1,000,000   Brentwood, Tax Increment TA,
               Brentwood Pointe Project
               4.500%, 5/01/23                                        1,002,220
   500,000   State Development Finance
               Board Infrastructure Facility TA,
               Triumph Foods Project, Series A
               5.250%, 3/01/25                                          514,715
    60,000   State Higher Education Loan
                    Authority RB, Student Loan
                    Sub Lien, AMT
                    6.500%, 2/15/06                                      60,659

 Principal
 Amount $                                                            Value $
----------                                                        -------------

   355,000   State Housing Development
               Community RB, Single-Family
               Homeown Loan Program,
               Series A-1, GNMA
               5.000%, 3/01/17                                          364,446
                                                                  -------------
                                                                      2,757,040
             MONTANA - 0.3%
             State Board Investment RB,
               Payroll Tax Workers
               Compensation Project,
               MBIA, ETM
   105,000     6.875%, 6/01/11                                          115,126
   115,000     6.700%, 6/01/06                                          118,871
                                                                  -------------
                                                                        233,997
             NEBRASKA - 0.0%
    20,000   Scotts Bluff County, Hospital
               Authority No. 1 RB, Regional
               West Medical Center
               6.375%, 12/15/08                                          20,046
                                                                  -------------
             NEW JERSEY - 1.6%
    35,000   Atlantic County, Improvement
               Authority RB, Series A,
               AMBAC, ETM
               7.300%, 3/01/06                                           36,169
   150,000   Burlington County, Bridge
               Commission RB, County
               Guaranteed Governmental
               Leasing Program
               5.250%, 8/15/15                                          164,235
   170,000   Health Care Facilities RB,
               Community Memorial
               Hospital Toms River, ETM
               6.750%, 7/01/09                                          182,417
    95,000   Health Care Facilities RB,
               Mercer Medical Center, ETM
               7.000%, 7/01/08                                          100,651
   750,000   State Economic Development
               Authority RB, Wanaque
               Convalescent Center Project,
               Series A, (LOC: Sovereign Bank)
               3.750%, 2/15/12                                          746,385
                                                                  -------------
                                                                      1,229,857
             NEW MEXICO - 0.2%
   110,000   State Mortgage Finance Authority
               RB, Single-Family Mortgage,
               Series B-2, AMT, GNMA,
               FNMA, FHLMC
               5.550%, 1/01/30                                          112,927
    60,000   State Severance Tax RB
               5.000%, 7/01/10                                           62,426
                                                                 -------------
                                                                        175,353

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            NEW YORK - 0.5%
   150,000   Hempstead Town, Industrial
               Development Agency RB,
               Adelphi University Civic
               Facilities
               5.250%, 2/01/13                                          158,379
    35,000   State Dormitory Authority RB,
               Rochester General Hospital,
               ETM
               8.000%, 7/01/07                                           35,326
   120,000   State Urban Development RB,
               Capital Appreciation (6)
               5.746%, 1/01/11                                           86,702
   100,000   State Urban Development RB,
               Capital Appreciation, FSA (6)
               5.830%, 1/01/11                                           73,093
    58,000   Suffolk County, Water Authority
               RB, Waterworks, Series V, ETM
               7.000%, 6/01/06                                           59,366
                                                                  -------------
                                                                        412,866
             NORTH CAROLINA - 0.7%
   355,000   Mecklenburg County,
               Multi-Family Housing RB,
               Little Rock Apartments, AMT,
               FNMA
               3.500%, 1/01/12                                          342,259
   130,000   Pitt County, Memorial
               Hospital RB, ETM
               5.250%, 12/01/21                                         135,126
    50,000   State Medical Care Community
               Hospital RB, Saint Joseph
               Hospital Project, AMBAC, ETM
               5.100%, 10/01/14                                          51,064
                                                                  -------------
                                                                        528,449
             NORTH DAKOTA - 0.6%
             State Housing Finance Agency
               RB, Housing Finance Program
               Home Mortgage, Series B,
               AMT, SPA-FHLB
   250,000     4.125%, 7/01/11                                          250,422
   210,000     4.000%, 7/01/10                                          209,488
                                                                  -------------
                                                                        459,910

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            OHIO - 0.3%
   170,000   Columbus, Sewer Improvement
               Bonds GO, ETM
               6.750%, 9/15/07                                          172,385
    50,000   State Building Authority RB,
               State Facilities, Administration
                Building Fund Projects, Series A
               5.250%, 10/01/10                                          54,152
                                                                  -------------
                                                                        226,537
             OKLAHOMA - 0.1%
    80,000   Tulsa County, Home Finance
               Authority RB, Single-Family
               Mortgage, FGIC, ETM
               6.900%, 8/01/10                                           88,895
                                                                  -------------
             OREGON - 1.7%
   825,000   Portland, Housing Authority RB,
               New Columbia Development,
               Capital Funding Program, AMT
               4.300%, 10/01/15                                         833,902
   475,000   State Facilities Authority RB,
               College Inn Student Housing,
               Series B
               6.250%, 7/01/11                                          476,634
                                                                  -------------
                                                                      1,310,536
             PENNSYLVANIA - 3.8%
    10,000   Berks County GO, Second Series,
               MBIA
               3.300%, 11/15/09                                          10,050
   100,000   Dauphin County, General
               Authority RB, AMBAC,
               Mandatory Put (3)
               4.550%, 6/01/08                                          103,579
    80,000   Dauphin County, General
               Authority RB, Hapsco-Western
               Pennsylvania Hospital Project,
               Series A-1, MBIA, ETM
               5.500%, 7/01/13                                           88,336
   130,000   Erie, Higher Education Building
               Authority RB, Gannon
               University Project,
               AMBAC, ETM
               7.375%, 6/01/08                                          138,371
    35,000   Hempfield, School District GO,
               ETM
               7.200%, 10/15/09                                          39,145
   400,000   Montgomery County, Industrial
              Development Authority RB,
              Adult Communities Total
              Services, Series B
              5.750%, 11/15/17                                          418,924

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            PENNSYLVANIA - (CONTINUED)
1,225,000   Philadelphia, Multi-Family
              Housing Redevelopment
              Authority RB, Pavilion
              Apartments Project, Series A,
              AMT, Hud Section 236
              4.250%, 10/01/16                                        1,188,262
   25,000   Pittsburgh GO, Series C, ETM
              7.000%, 3/01/07                                            26,503
  755,000   State Higher Educational
              Facilities Authority RB,
              Allegheny Delaware Valley
              Obligation, Series A, MBIA
              5.700%, 11/15/11                                          842,973
   85,000   State Higher Educational
              Facilities Authority RB,
              Tenth Series, ETM
              6.900%, 7/01/07                                            88,389
                                                                  -------------
                                                                      2,944,532
            RHODE ISLAND - 1.7%
            Woonsocket, Housing Authority
              RB, Capital Funds
              Housing Project
  385,000     4.500%, 9/01/10                                           406,714
  400,000     4.500%, 9/01/11                                           423,620
  420,000     4.500%, 9/01/12                                           444,809
                                                                  -------------
                                                                      1,275,143
            TENNESSEE - 1.3%
  230,000   Nashville & Davidson Counties,
              Metropolitan Government Cab
              Converter RB, FGIC
              7.700%, 1/01/12                                           277,233
  500,000   Nashville & Davidson Counties,
              Metropolitan Government
              Health & Educational Facilities
              Board RB, RADIAN
              5.100%, 8/01/16                                           520,665
   40,000   State School Board Authority
              RB, Series B (7)
              5.250%, 5/01/10                                            41,459
  155,000   Wilson County, Health &
              Educational Facilities Board
              RB, University Medical
              Center, ETM
              8.375%, 8/01/08                                           168,192
                                                                  -------------
                                                                      1,007,549

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            TEXAS - 7.4%
 1,000,000  Dallas, Airport RB, AMBAC
              5.000%, 4/01/09                                         1,051,520
    80,000  Denison, Hospital Authority RB,
              Texoma Medical Center, ETM
              7.125%, 7/01/08                                            85,125
            Fort Bend County, Municipal
              Utility District No. 23 GO,
              FGIC
    45,000    6.500%, 9/01/08                                            49,806
    65,000    6.500%, 9/01/09                                            73,462
    70,000    6.500%, 9/01/10                                            80,520
    45,000    6.500%, 9/01/11                                            52,510
    95,000    5.000%, 9/01/16                                           101,109
   250,000  Greater Greenspoint,
              Redevelopment Authority RB,
              Tax Increment Contract,
              RADIAN
              5.250%, 9/01/10                                           269,772
    80,000  Harris County, Health Facilities
              Development RB, St. Lukes
              Episcopal Hospital Project,
              ETM
              6.625%, 2/15/12                                            80,210
   155,000  Houston, Airport System
              RB, ETM
              7.600%, 7/01/10                                           174,970
    35,000  Houston, Sewer System RB,
              FGIC, ETM
              6.375%, 10/01/08                                           36,992
            Retama, Development Corporate
              Special Facilities RB, Retama
              Racetrack, ETM
 2,000,000    10.000%, 12/15/17                                       2,917,400
   500,000    8.750%, 12/15/11                                          634,495
    50,000  Sendero, Public Facilities RB,
              Crown Meadows Project,
              Series A, FHLMC
              4.250%, 6/01/13                                            51,402
                                                                  -------------
                                                                      5,659,293
            WASHINGTON - 0.8%
   572,291  Nooksack, Indian Tribe RB
              5.500%, 2/23/11                                           572,251
                                                                  -------------
            WEST VIRGINIA - 0.1%
   100,000  State Economic Development
              Authority, Industrial
              Development RB, Central
              Supply Project, AMT,
              (LOC: BB&T)
              5.500%, 5/15/10                                           104,603
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            WISCONSIN - 2.0%
 1,365,000  Oshkosh, Industrial Development
              Authority RB, Don Evans
              Project, AMT, Mandatory
              Put, (LOC: Marshall & Ilslay) (3)
              5.500%, 12/01/11                                        1,421,211
    50,000  State Health & Educational
              Facilities RB, ACA
              6.000%, 5/15/16                                            52,299
    10,000  State Transportation RB, Series A
              5.500%, 7/01/11                                            11,183
    60,000  Winnebago County, Promissary
              Notes GO
              4.375%, 4/01/12                                            62,560
                                                                  -------------
                                                                      1,547,253
                                                                  -------------
            TOTAL MUNICIPAL
              BONDS
              (Cost $67,926,092)                                     68,129,571
                                                                  -------------
            CORPORATE
            OBLIGATIONS - 10.1%
 2,026,000  BFL Funding VI (5)
              5.000%, 4/01/08                                         2,024,176
 1,137,248  IIS/Syska Holdings Energy (5)
              3.900%, 8/15/08                                         1,094,942
   250,000  Kidspeace National Centers of
              Georgia, USDA (1) (4)
              4.500%, 12/01/28                                          249,828
   846,116  Landmark Leasing (5)
              6.200%, 10/01/22                                          850,093
 3,500,000  USDA Airtanker
              8.000%, 2/01/08                                         3,508,400
                                                                  -------------
            TOTAL CORPORATE
              OBLIGATIONS
              (Cost $7,778,017)                                       7,727,439
                                                                  -------------
Shares
------
            SHORT-TERM
            INVESTMENT - 0.9%
  674,206   BlackRock Institutional Muni
              Fund Portfolio, 2.60% (8)                                 674,206
                                                                  -------------
            TOTAL SHORT-TERM
              INVESTMENT
              (Cost $674,206)                                           674,206
                                                                  -------------

                                                                      Value $
                                                                  -------------
            TOTAL
              INVESTMENTS - 99.8%
              (Cost $76,378,315)                                     76,531,216
                                                                  -------------
            OTHER ASSETS LESS
              LIABILITIES - 0.2%                                        166,434
                                                                  -------------
            NET ASSETS - 100.0%                                   $  76,697,650
                                                                  =============

(1)   Private Placement Security.

(2)   Pre-Refunded Security -- The maturity date shown is the pre-refunded date.

(3) Mandatory Put Security -- The mandatory put date is shown as the maturity date on the Schedule of Investments.

(4)   Variable Rate Security -- Rate disclosed is as of April 30, 2005.

(5) Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2005, the value of these securities amounted to $4,859,433, representing 6.3% of the net assets of the Fund.

(6) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.

(7)   Economically Defeased Security.

(8)   Rate shown is 7-day yield as of April 30, 2005.

AMT -- Income from security may be subject to alternative minimum tax.

COP -- Certificate of Participation

ETM -- Escrowed to Maturity

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Association

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association

GO -- General Obligation

LOC -- Letter of Credit

RB -- Revenue Bond

TA -- Tax Allocation

TAN -- Tax Anticipation Note

Guaranteed as to principal and interest by the organization identified below:

ACA -- American Capital Access

AMBAC -- American Municipal Bond Assurance Corporation

FGIC -- Federal Guaranty Insurance Company

FSA -- Financial Security Assurance

MBIA -- Municipal Bond Investors Assurance

RADIAN -- RADIAN Guaranty

SPA -- SPA Guaranty

USDA -- USDA Guaranty

XLCA -- XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - 90.6%
            ALABAMA - 1.0%
   975,000  Huntsville, Healthcare Authority
              RB, Series B, MBIA,
              Mandatory Put (1)
              4.650%, 6/01/05                                           976,433
                                                                  -------------
            ARIZONA - 0.8%
    65,000  Maricopa County, Hospital RB,
              Intermediate Community-Sun
              City, ETM
              8.625%, 1/01/10                                            73,701
    79,000  Maricopa County, Hospital RB,
              St. Lukes Hospital Medical
              Center Project, ETM
              8.750%, 2/01/10                                            89,776
    80,000  Oro Valley, Oracle Road
              Improvement District GO
              5.000%, 1/01/07                                            82,126
   330,000  Pinal County, Industrial
              Development Authority,
              Correctional Facilities RB,
              Florence West Prison,
              Series A, ACA
              3.875%, 10/01/09                                          330,515
   250,000  University Medical Center RB
              5.000%, 7/01/05                                           250,880
                                                                  -------------
                                                                        826,998
            ARKANSAS - 4.1%
 1,000,000  Little Rock, Library Construction
              Improvement GO, Series A
              4.350%, 3/01/24                                           990,650
   200,000  Maumelle, Capital
              Improvement GO, Series A
              3.750%, 3/01/20                                           192,052
   260,000  Maumelle, Capital
              Improvement GO,
              Series B, MBIA
              3.600%, 9/01/20                                           259,163
   265,000  Rogers, Sales & Use Tax RB,
              Series A, FGIC
              4.125%, 9/01/23                                           268,294
 2,400,000  Springdale, Sales & Use Tax RB,
              MBIA
              4.000%, 7/01/16                                         2,442,624
                                                                  -------------
                                                                      4,152,783
            CALIFORNIA - 8.0%
   573,603  Cabazon Band Mission
              Indians RB (7)
              11.950%, 7/14/06                                          594,069

 Principal
 Amount $                                                            Value $
----------                                                        -------------

5,730,000   Manteca, Financing Authority
              Sewer RB, Series B, MBIA
              5.000%, 12/01/33                                        5,814,517
  115,000   Montclair, Redevelopment
              Agency TA, Redevelopment
              Project No. IV, RADIAN
              2.000%, 10/01/05                                          114,480
  465,000   Placer County, Water Agency RB,
              Middle Fork Project
              3.750%, 7/01/12                                           464,893
   15,000   State Public Works Board RB,
              High Technology Facility Lease,
              University of California,
              San Diego Facility, Series A
              7.375%, 4/01/06                                            15,549
1,000,000   Statewide Communities
              Development Authority RB,
              Daughters of Charity Health,
              Series F
              5.000%, 7/01/06                                         1,017,610
                                                                  -------------
                                                                      8,021,118
            COLORADO - 2.3%
  500,000   Central Colorado Water
              Conservancy District GO, Well
              Augmentation Sub-District
              3.875%, 3/01/07                                           496,940
   85,000   Denver City & County
              Multi-Family Housing RB,
              Buerger Brothers Project,
              Series A, AMT, FHA
              5.100%, 11/01/07                                           86,789
            El Paso County, Academy Water
              & Sanitation District GO
  120,000     3.650%, 11/15/07                                          119,839
  115,000     3.250%, 11/15/06                                          114,400
            Milliken, Sales & Use Tax RB (6)
   50,000     2.948%, 12/01/05                                           49,036
   50,000     2.000%, 12/01/06                                           48,863
  680,000   State Health Facilities Authority
              RB, Longmont United Hospital
              Project, ACA
              2.150%, 12/01/05                                          675,546
  285,000   State Housing & Finance
              Authority RB, Single-Family
              Program, Series C-2, AMT
              8.400%, 10/01/21                                          297,335
  435,000   State Housing & Finance
              Authority RB, Single-Family
              Project, Series D2, AMT
              6.350%, 11/01/29                                          440,625
                                                                  -------------
                                                                      2,329,373

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            CONNECTICUT - 0.8%
   750,000  Stamford, Multi-Family Housing
              RB, Fairfield Apartments Project,
              AMT, Mandatory Put (1)
              4.750%, 12/01/08                                          775,913
                                                                  -------------
            DELAWARE - 2.7%
 1,160,000  State Economic Development
              Authority RB, Water
              Development, Wilmington
              Suburban, Series B
              6.450%, 12/01/07                                        1,249,343
            State Health Facilities Authority
              RB, Beebe Medical Center
              Project, Series A
   255,000    5.000%, 6/01/05                                           255,418
   560,000    5.000%, 6/01/06                                           570,002
   455,000    5.000%, 6/01/07                                           468,923
   225,000  State Housing Authority RB,
              Single-Family Mortgage,
              Series A-1, AMT, MBIA
              5.300%, 7/01/11                                           229,446
                                                                  -------------
                                                                      2,773,132
            DISTRICT OF COLUMBIA - 0.3%
   335,000  Housing Finance Agency RB,
              1330 7th Street Apartments,
              Series A, AMT, FHA
              3.000%, 12/01/09                                          326,783
                                                                  -------------
            FLORIDA - 1.9%
    50,000  Broward County, Water & Sewer
              Utilities Systems RB,
              Pre-Refunded @ 100 (2)
              6.875%, 9/01/06                                            52,050
    20,000  Dunedin, Health Facilities
              Authority RB, Mease Hospital,
              ETM
              7.600%, 10/01/08                                           21,511
   110,000  Escambia County, Health Facilities
              Authority RB, Health Facilities,
              Baptist Hospital & Baptist Manor
              5.000%, 10/01/05                                          110,734
   105,000  Gainsville, Utilities Systems RB,
              ETM
              8.000%, 10/01/05                                          107,379
   470,000  Jacksonville, Educational Facilities
              RB, Edward Water College
              Project, Mandatory Put, (LOC:
              Wachovia Bank) (1)
              3.600%, 10/01/06                                          469,911

 Principal
 Amount $                                                            Value $
----------                                                        -------------

   500,000  Jacksonville, Electric Authority
              RB, St. Johns River, Issue 2,
              Series 11
              5.375%, 10/01/15                                          503,475
    10,000  Jacksonville, Electric Authority
              RB, Third Installment, ETM
              6.800%, 7/01/12                                            11,191
    10,000  Jacksonville, Excise Taxes RB,
              ETM
              5.650%, 10/01/05                                           10,128
   500,000  State Board of Education Capital
              Outlay GO
              8.400%, 6/01/07                                           529,090
    50,000  State GO, ETM
              5.900%, 7/01/08                                            52,146
                                                                  -------------
                                                                      1,867,615
            GEORGIA - 0.8%
   200,000  Columbus, Water & Sewer RB,
              ETM
              8.000%, 5/01/06                                           210,344
   600,000  DeKalb County, School District
              GO, ETM
              5.200%, 7/01/05                                           602,736
                                                                  -------------
                                                                        813,080
            IDAHO - 0.1%
    65,000  State Housing & Finance
              Association RB, Single-Family
              Mortgage Program,
              Sub-Series G-2, AMT
              5.750%, 1/01/14                                            67,176
    30,000  State Housing & Finance
              Association RB, Single-Family
              Mortgage Program,
              Sub-Series H-2, AMT, FHA
              5.850%, 1/01/14                                            30,474
                                                                  -------------
                                                                         97,650
            ILLINOIS - 7.4%
   135,000  Bedford Park, Tax Increment TA,
              71st & Cicero Project
              7.000%, 1/01/06                                           136,486
    90,000  Chicago, Single-Family Mortgage
              RB, Series B, AMT, GNMA,
              FNMA, FHLMC
              6.950%, 9/01/28                                            90,950
    65,000  Chicago, Transportation Authority
              RB, Capital Grant, Series A,
              AMBAC
              4.250%, 6/01/08                                            65,891
    45,000  Dupage County, Water & Sewer
              RB, ETM, MBIA
              10.500%, 1/01/07                                           48,815

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            ILLINOIS - (CONTINUED)
 2,500,000  Oak Park, Industrial Development
              RB, Oak Park II, Prairie Court,
              Mandatory Put (1)
              5.500%, 12/01/06                                        2,591,925
   180,000  Pekin, Single-Family Mortgage
              RB, ETM
              7.400%, 12/01/08                                          195,968
   110,000  Peoria, New Public Housing RB
              4.875%, 10/01/06                                          112,993
 3,000,000  Pingree Grove, Special Services
              Area, Cambridge Lakes Project,
              Series 05-1
              5.250%, 3/01/15                                         2,988,390
   250,000  State Development Finance
              Authority RB, Community
              Rehabilitation Providers,
              Series A
              5.600%, 7/01/05                                           250,610
   875,000  State Health Facilities Authority
              RB, Hinsdale, Series A, ETM,
              AMBAC
              7.000%, 11/15/19                                          957,661
                                                                  -------------
                                                                      7,439,689
            INDIANA - 0.8%
    40,000  Fort Wayne, Sewer Works
              Improvement RB, BIG
              9.625%, 8/01/05                                            40,683
   105,000  Howard County, Jail & Juvenile
              Detention Center RB, AMBAC
              6.250%, 7/15/05                                           105,817
   100,000  Lawrence, Multi-Family Housing
              RB, Pinnacle Apartments Project,
              AMT, FNMA, Mandatory Put (1)
              5.150%, 1/01/08                                           103,009
   150,000  State Health Facilities Financing
              Authority, Hospital RB, Sisters
              of St. Francis Health, Series A,
              MBIA
              5.000%, 11/01/09                                          159,083
   375,000  State Housing Finance Authority
              RB, Single-Family Mortgage,
              Series A-3, AMT, GNMA,
              FNMA
              5.375%, 1/01/23                                           386,036
                                                                  -------------
                                                                        794,628
            IOWA - 0.3%
  240,000   Polk County, Hospital Facility
              RB, ETM
              7.750%, 7/01/06                                           247,404

 Principal
 Amount $                                                            Value $
----------                                                        -------------

   65,000   Sioux City, Hospital RB,
              St. Lukes Medical Center
              Project, ETM
              6.375%, 9/01/06                                            66,682
                                                                  -------------
                                                                        314,086
            KANSAS - 3.4%
2,995,000   Sedgwick & Shawnee Counties,
              Single-Family Mortgage RB,
              Series A, AMT, GNMA,
              FNMA (4)
              5.600%, 6/01/27                                         3,161,582
  219,000   Wichita, Hospital RB, ETM
              6.750%, 10/01/07                                          229,352
                                                                  -------------
                                                                      3,390,934
            KENTUCKY - 1.7%
1,345,000   State Area Development Districts
              Financing GO, Henderson,
              Series G1
              5.750%, 12/01/20                                        1,425,888
  100,000   State Turnpike Authority RB,
              ETM (3)
              6.625%, 7/01/08                                           105,641
  135,000   State Turnpike Authority Toll
              Road RB, ETM
              6.125%, 7/01/08                                           141,221
                                                                  -------------
                                                                      1,672,750
            LOUISIANA - 0.5%
  235,000   Calcasieu Parish, Public
              Transportation Authority RB,
              Single-Family Mortgage,
              Series A, AMT, GNMA,
              FNMA
              5.850%, 10/01/32                                          244,830
   75,000   Jefferson Parish, Hospital Service
              District No. 1 RB, ETM
              7.250%, 1/01/09                                            81,170
   85,000   Monroe-West Monroe,
              Single-Family Mortgage RB,
              ETM
              7.200%, 8/01/10                                            92,795
   55,000   State Public Facilities Authority
              Hospital RB, Pendleton
              Memorial Methodist Hospital,
              ETM
              5.000%, 6/01/08                                            57,652
                                                                  -------------
                                                                        476,447
            MARYLAND - 1.3%
1,215,000   State Health & Higher
              Education RB, Howard County
              General Hospital, ETM
              5.500%, 7/01/13                                         1,271,303
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            MASSACHUSETTS - 1.2%
 1,200,000  State Health & Educational
              Facilities Authority RB,
              Daughters of Charity-Carney,
              Series D,
              Pre-Refunded @ 100 (2)
              6.100%, 7/01/06                                         1,218,252
                                                                  -------------
            MICHIGAN - 1.4%
   700,000  Detroit/Wayne County, Stadium
              Authority RB, FGIC
              5.250%, 2/01/09                                           739,536
   350,000  Kalamazoo, Hospital Finance
              Authority RB, Bronson
              Methodist, MBIA
              5.500%, 5/15/08                                           365,893
   285,000  Kalamazoo, Hospital Finance
              Authority RB, Bronson
              Methodist, Series A,
              Pre-Refunded @ 100 (2)
              6.375%, 5/15/05                                           285,482
    65,000  State Strategic Funding RB,
              Solid Waste Disposal, Waste
              Management Project, AMT,
              Mandatory Put (1)
              4.200%, 12/01/05                                           65,221
                                                                  -------------
                                                                      1,456,132
            MINNESOTA - 0.7%
   660,000  Alexandria, Industrial
              Development RB, Seluemed
              Limited LLP Project, AMT,
              (LOC: First Trust NA)
              5.300%, 3/01/10                                           662,416
    30,000  Columbia Heights, Capital
              Appreciation GO (6)
              1.508%, 9/01/08                                            24,029
    15,000  St. Paul, Housing &
              Redevelopment Authority TA,
              Downtown & 7th Place Project,
              AMBAC, ETM
              5.300%, 9/01/06                                            15,080
                                                                  -------------
                                                                        701,525
            MISSISSIPPI - 4.6%
 1,235,000  Mississippi Business Finance RB,
              TT&W Farm Products Project,
              AMT, (LOC: National Bank)
              6.900%, 7/01/10                                         1,297,738

 Principal
 Amount $                                                            Value $
----------                                                        -------------

   130,000  Mississippi Development Bank
              RB, Special Obligation,
              Oktibbeha County Hospital
              Revenue Project
              5.550%, 7/01/05                                           130,579
   260,000  Mississippi Development Bank
              RB, Special Obligation, Three
              Rivers Solid Waste Project
              4.650%, 7/01/06                                           264,173
 2,980,000  Mississippi Home Corporation
              RB, Single-Family Mortgage,
              Series A, AMT, FNMA,
              GNMA, USDA
              3.150%, 6/01/20                                         2,940,962
                                                                  -------------
                                                                      4,633,452
            MISSOURI - 2.8%
 1,150,000  Boone County, Industrial
              Development Authority RB,
              Otscon Project, AMT,
              (LOC: Boone County
              National Bank) (1)
              5.125%, 5/01/05                                         1,150,000
            Pacific, Industrial Development
              Authority RB, Clayton Project,
              AMT, (LOC: Commerce
              Bank NA)
   720,000    6.450%, 5/01/17                                           738,677
   720,000    6.200%, 5/01/12                                           739,267
   100,000  St. Charles County, Industrial
              Development Authority RB,
              Garden View Care Center
              Project, AMT, (LOC: U.S.
              Bank NA)
              5.400%, 11/15/16                                          102,897
    60,000  State Housing Development
              Community RB, Multi-Family
              Housing Project, Primm Place,
              Series A, AMT, (LOC: Bank
              of America)
              5.600%, 12/01/07                                           61,138
                                                                  -------------
                                                                      2,791,979
            NEBRASKA - 0.1%
   100,000  Madison County, Hospital
              Authority RB, Faith Regional
              Healthcare Services Project,
              RADIAN
              4.850%, 7/01/09                                           105,281
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            NEVADA - 3.3%
   530,000  Carson City, Hospital RB, Tahoe
              Hospital Project, Series A,
              RADIAN
              2.300%, 9/01/07                                           516,416
            Henderson, Local Improvement
              Districts SA, Lake Las Vegas,
              Sub-Series B-2
   350,000    3.900%, 8/01/07                                           349,451
   100,000    3.000%, 8/01/05                                            99,934
   135,000  Las Vegas, Downtown
              Redevelopment Agency RB,
              Series A, BIG, ETM
              7.100%, 6/01/06                                           138,233
 1,000,000  State GO, Colorado River
              Community
              6.100%, 7/01/06                                         1,011,080
 1,220,000  State GO, Municipal Bond Bank
              Project No. 42
              5.400%, 9/01/05                                         1,231,175
                                                                  -------------
                                                                      3,346,289
            NEW JERSEY - 0.3%
    30,000  Hudson County GO
              5.125%, 8/01/08                                            31,078
   100,000  Passaic County, Utilities
              Authority RB, Solid Waste
              Systems Project
              4.200%, 3/01/06                                           100,906
   125,000  State Health Care Facilities
              Financing Authority RB,
              Allegany Health, Our Lady of
              Lourdes, ETM, MBIA
              5.000%, 7/01/08                                           125,381
                                                                  -------------
                                                                        257,365
            NEW MEXICO - 0.0%
    25,000  Albuqerque, Municipal School
              District No. 12 GO,
              Pre-Refunded @ 100 (2)
              4.800%, 8/01/05                                            25,143
                                                                  -------------
            NEW YORK - 1.7%
   145,000  New York City, Housing
              Development Corporation RB,
              Multi-Family Housing,
              Series E-1, AMT
              2.750%, 11/01/07                                          143,211
   100,000  New York City, New Public
              Housing Authority RB
              3.875%, 1/01/06                                           100,637

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            Saratoga County, Industrial
              Development Agency RB,
              Saratoga Hospital Project,
              Series A
   445,000    5.000%, 12/01/07                                          460,588
   250,000    3.000%, 12/01/05                                          249,443
   720,000  State Dormatory Authority RB,
              Mental Health Project, Series B,
              Partially Pre-Refunded @ 102 (2)
              5.700%, 2/15/07                                           764,870
    15,000  State Housing Finance Agency
              RB, University Construction,
              Series A, ETM
              7.900%, 11/01/06                                           15,578
                                                                  -------------
                                                                      1,734,327
            NORTH CAROLINA - 0.6%
   100,000  Pasquotank County, Public
              Schools Project COP, MBIA
              5.000%, 6/01/15                                           103,961
    95,000  State Medical Care Community
              Hospital RB, Memorial Mission
              Hosptal Project, ETM
              7.625%, 10/01/08                                          102,718
   175,000  State Medical Care Community
              RB, North Carolina Housing
              Foundation Project, ACA
              6.000%, 8/15/10                                           185,703
   250,000  State Medical Care Community
              RB, Scotland Memorical
              Hospital Project, RADIAN
              4.750%, 10/01/05                                          251,907
                                                                  -------------
                                                                        644,289
            NORTH DAKOTA - 0.3%
   310,000  State Housing Finance Agency
              RB, Home Mortgage Program,
              Series A, AMT
              5.200%, 7/01/19                                           313,714
                                                                  -------------
            OHIO - 1.3%
   120,000  Cuyahoga County, Deaconess
              Hospital Project RB, ETM
              6.750%, 11/01/09                                          129,296
   265,000  Franklin County, First Mortgage
              RB, OCLC Project, ETM
              7.500%, 6/01/09                                           283,526

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            OHIO - (CONTINUED)
   130,000  Montgomery County, Hospital
              RB, Kettering Medical Center
              Project, ETM
              6.875%, 4/01/06                                           134,376
   635,000  State Building Authority RB,
              State Correctional Facility,
              Series C
              9.750%, 10/01/05                                          653,320
   150,000  State Economic Development
              RB, Enterprise-Plastics Project,
              Series 1, AMT
              1.850%, 6/01/05                                           149,856
                                                                  -------------
                                                                      1,350,374
            OKLAHOMA - 0.1%
    45,000  Oklahoma City, New Public
              Housing Authority RB
              5.125%, 12/01/05                                           45,664
   100,000  State Military Department COP
              6.500%, 9/01/05                                           100,818
                                                                  -------------
                                                                        146,482
            OREGON - 2.5%
   780,000  State Housing & Community
              Services Department RB,
              Single-Family Mortgage
              Program, Series F, AMT, MBIA
              5.650%, 7/01/28                                           808,478
 1,615,000  State Housing & Community
              Services Department RB,
              Single-Family Mortgage
              Program, Series J, AMT, FNMA
              5.750%, 7/01/29                                         1,664,273
                                                                  -------------
                                                                      2,472,751
            PENNSYLVANIA - 10.4%
    10,000  Berks County GO, Second
              Series, MBIA
              3.100%, 11/15/08                                           10,023
    60,000  Carbon County, Hospital
              Authority RB, Gnaden Huetten
              Memorial Hospital Project,
              AMBAC,
              Pre-Refunded @ 100 (2)
              10.000%, 7/01/05                                           60,754
 1,000,000  Chester County, Health &
              Education Facilities Authority
              RB, Chester County Hospital,
              MBIA
              5.625%, 7/01/08                                         1,039,160

 Principal
 Amount $                                                            Value $
----------                                                        -------------

    20,000  Delaware County, Industrial
              Development Authority RB,
              Martins Run Project
              6.000%, 12/15/06                                           19,846
   240,000  Lakeland, School District GO,
              ETM
              8.875%, 8/15/10                                           277,442
   250,000  Leesport, Borough Authority
              Sewer RB,
              Pre-Refunded @ 100 (2)
              5.250%, 11/15/06                                          255,323
 2,000,000  Montgomery County, Industrial
              Development Authority RB,
              Adult Communities Total
              Services, Series B
              5.750%, 11/15/17                                        2,094,620
   185,000  New Brighton, Area School
              Authority RB, ETM, MBIA,
              Pre-Refunded @ 100 (2)
              5.900%, 5/15/05                                           185,281
 2,000,000  Philadelphia, Authority for
              Industrial Development RB,
              PGH Development Corporation
              5.500%, 7/01/10                                         2,078,400
   145,000  Philadelphia, Hospitals Authority
              RB, Thomas Jefferson
              University Hospital, ETM
              7.000%, 7/01/08                                           153,842
   350,000  Pittsburgh GO, Series B, FGIC
              5.000%, 3/01/08                                           352,877
   210,000  Pittsburgh, Urban Redevelopment
              Authority TA, Series B,
              (LOC: PNC Bank)
              5.750%, 3/15/06                                           214,992
 1,830,000  State Higher Educational
              Facilities Authority RB,
              Saint Francis Independent
              Colleges-Universities
              5.000%, 11/01/11                                        1,864,569
   825,000  State Higher Educational
              Facilities Authority RB, Eastern
              College, Series B,
              Pre-Refunded @ 102 (2)
              8.000%, 10/15/06                                          900,999
 1,000,000  Washington County, Hospital
              Authority RB, Washington
              Hospital Project, AMBAC,
              Mandatory Put (1)
              2.250%, 7/01/05                                           998,860
                                                                  -------------
                                                                     10,506,988

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            RHODE ISLAND - 2.4%
 2,035,000  State Housing & Mortgage
              Financing RB, Rental Housing
              Project, Series A, HUD
              Section 8
              5.650%, 10/01/07                                        2,072,464
    65,000  State Turnpike & Bridge
              Authority RB, Series A, ETM
              4.500%, 2/01/06                                            65,564
   332,000  Warwick GO, Series A, MBIA
              6.600%, 11/15/06                                          333,046
                                                                  -------------
                                                                      2,471,074
            SOUTH DAKOTA - 1.0%
   820,000  State Health & Educational
              Facilities RB, Rapid City
              Regional Hospital, MBIA
              5.000%, 9/01/06                                           842,017
   165,000  State Lease Revenue Trust COP,
              Series B, FSA
              6.500%, 9/01/08                                           174,357
                                                                  -------------
                                                                      1,016,374
            TENNESSEE - 0.4%
   375,000  State Housing Development
              Agency RB, Homeownership
              Program, Series 1D
              4.700%, 7/01/15                                           377,820
                                                                  -------------
            TEXAS - 5.0%
   200,000  Dallas County GO, Series B
              5.300%, 8/15/07                                           205,372
 1,000,000  Dallas, Airport RB, AMBAC
              5.000%, 4/01/09                                         1,051,520
   515,000  Harris County, Municipal Utility
              District No. 203 GO,
              Waterworks & Sewer
              System, MBIA,
              Pre-Refunded @ 47.889 (2) (6)
              0.877%, 9/01/05                                           244,517
 2,885,000  Retama, Development Special
              Facilities RB, Retama
              Racetrack, ETM
              8.750%, 12/15/10                                        3,582,218
                                                                  -------------
                                                                      5,083,627
            UTAH - 0.3%
   300,000  State Building Ownership
              Authority RB, State Facilities
              Master Lease Program, Series A
              5.600%, 5/15/05                                           300,393
                                                                  -------------

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            VIRGINIA - 2.7%
   910,000  Fauquier County, Industrial
              Development Authority RB,
              RADIAN
              5.000%, 10/01/05                                          918,163
   110,000  Petersburg GO, FGIC
              4.950%, 3/01/07                                           110,804
 1,500,000  Poplar Hill, Community
              Development Authority, COP,
              Series A, USDA
              5.500%, 9/01/34                                         1,481,535
   250,000  Rivanna, Water & Sewer
              Authority RB, Regional Water
              & Sewer Treatment System
              4.600%, 10/01/05                                          252,025
                                                                  -------------
                                                                      2,762,527
            WASHINGTON - 0.2%
   205,000  King County GO, Series B
              4.500%, 1/01/13                                           205,146
                                                                  -------------
            WEST VIRGINIA - 0.1%
    80,000  Cabell, Putnam, & Wayne
              Counties, Single-Family
              Residential Mortgage RB,
              ETM, FGIC
              7.375%, 4/01/10                                            87,757
                                                                  -------------
            WISCONSIN - 8.8%
 3,405,000  Central Brown County, Water
              Authority BAN
              1.500%, 8/01/05                                         3,391,959
 1,000,000  Fond Du Lac, Water Works RB,
              BAN
              4.000%, 3/01/10                                         1,013,740
   300,000  Melrose-Mindoro School District
              GO, FSA
              4.500%, 3/01/07                                           304,392
   900,000  Oshkosh, Industrial Development
              Authority RB, Don Evans
              Project, AMT, Mandatory Put,
              (LOC: Marshall & Ilslay) (1)
              5.500%, 12/01/11                                          937,062
 1,500,000  State Health & Educational
              Facilities RB, Aurora Health
              Care, MBIA
              5.000%, 8/15/09                                         1,587,480
 1,585,000  State Housing & Economic
              Development Authority RB,
              AMT, Series E
              5.800%, 9/01/17                                         1,613,562
                                                                  -------------
                                                                      8,848,195

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2005 (UNAUDITED)

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            PUERTO RICO - 0.2%
   195,000  Puerto Rico Commonwealth,
              Aqueduct & Sewer Authority
              RB, ETM
              5.900%, 7/01/06                                           198,875
                                                                  -------------
            TOTAL MUNICIPAL BONDS
              (Cost $91,560,265)                                     91,376,846
                                                                  -------------
            CORPORATE
            OBLIGATIONS - 7.7%
 2,666,846  IIS/Syska Holdings Energy (5)
              3.900%, 8/15/08                                         2,567,639
   250,000  Kidspeace National Centers of
              Georgia, USDA (3) (7)
              4.500%, 12/01/28                                          249,827
 5,000,000  USDA Airtanker
              8.000%, 2/01/08                                         5,012,000
                                                                  -------------
            TOTAL CORPORATE
              OBLIGATIONS
              (Cost $7,910,338)                                       7,829,466
                                                                  -------------
Shares
------
            SHORT-TERM
            INVESTMENT - 1.1%
 1,100,676  BlackRock Institutional Muni
              Fund Portfolio, 2.60% (8)                               1,100,676
                                                                  -------------
            TOTAL SHORT-TERM
              INVESTMENT
              (Cost $1,100,676)                                       1,100,676
                                                                  -------------
            TOTAL
              INVESTMENTS - 99.4%
              (Cost $100,571,279)                                   100,306,988
                                                                  -------------
            OTHER ASSETS LESS
              LIABILITIES - 0.6%                                        584,361
                                                                  -------------
            NET ASSETS - 100.0%                                   $ 100,891,349
                                                                  =============

(1) Mandatory Put Security -- The mandatory put date is shown as the maturity date on the Schedule of Investments.

(2) Pre-Refunded Security -- The maturity date shown is the pre-refunded date.

(3)   Variable Rate Security -- Rate disclosed is as of April 30, 2005.

(4) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2005.

(5) Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2005, the value of these securities amounted to $2,567,639, representing 2.5% of the net assets of the Fund.

(6) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.

(7)   Private Placement Security.

(8)   Rate shown is 7-day yield as of April 30, 2005.

AMT -- Income from security may be subject to alternative minimum tax.

BAN -- Bond Anticipation Note

COP -- Certificate of Participation

ETM -- Escrowed to Maturity

FHA -- Federal Housing Administration

FHLMC -- Federal Home Loan Mortgage Association

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association

GO -- General Obligation

HUD -- Department of Housing and Urban Development

LLP -- Limited Liability Partnership

LOC -- Letter of Credit

NA -- National Association

RB -- Revenue Bond

SA -- Special Assessment

TA -- Tax Allocation

Guaranteed as to principal and interest by the organization identified below:

ACA -- American Capital Access

AMBAC -- American Municipal Bond Assurance Corporation

BIG -- BIG Guaranty

FGIC -- Federal Guaranty Insurance Company

FSA -- Financial Security Assurance

MBIA -- Municipal Bond Investors Assurance

RADIAN -- RADIAN Guaranty

USDA -- USDA Guaranty

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2005 (UNAUDITED)

                                                                               U.S. LARGE         U.S.
                                                                               CAP EQUITY    OPPORTUNITIES
                                                                                  FUND           FUND
                                                                             -------------   -------------
 ASSETS
   Investments in securities, at value - Note 2 ...........................  $   8,165,331   $ 115,904,920
   Dividends and tax reclaims receivable ..................................          7,716          37,985
   Interest receivable ....................................................            159          14,084
   Variation margin receivable ............................................             --              --
   Receivable for securities sold .........................................        103,962       1,024,840
   Receivable for Fund shares sold ........................................             --         210,208
   Unrealized appreciation on foreign currency contracts ..................             --              --
   Prepaid expenses .......................................................         24,902          38,446
   Deferred offering costs - Note 2 .......................................             --              --
   Due from Investment Advisor - Note 3 ...................................             --              --
                                                                             -------------   -------------
            TOTAL ASSETS ..................................................      8,302,070     117,230,483

LIABILITIES
   Due to custodian .......................................................             --              --
   Income distributions payable ...........................................             --              --
   Payable for securities purchased .......................................         93,998       1,320,818
   Payable for Fund shares redeemed .......................................             --          90,685
   Investment advisory fees payable - Note 3 ..............................            881          78,030
   Administrative fees payable - Note 3 ...................................             --          24,265
   Sub-administration fees payable - Note 3 ...............................            807          11,502
   Distribution fees payable - Note 3 .....................................             --              --
   Trustees' fees payable - Note 5 ........................................            841           9,063
   Accrued expenses and other liabilities..................................         25,889          69,880
                                                                             -------------   -------------
            TOTAL LIABILITIES .............................................        122,416       1,604,243
                                                                             -------------   -------------
        NET ASSETS ........................................................  $   8,179,654   $ 115,626,240
                                                                             =============   =============
NET ASSETS
   Capital paid-in ........................................................  $  13,485,809   $ 108,298,452
   Undistributed net investment income (Accumulated net investment loss) ..          2,869        (187,102)
   Accumulated net realized gain (loss) on investments ....................     (6,253,196)      5,485,502
   Net unrealized appreciation (depreciation) on investments ..............        944,172       2,029,388
   Net unrealized appreciation on futures .................................             --              --
   Net unrealized appreciation on foreign currency translations ...........             --              --
                                                                             -------------   -------------
        NET ASSETS ........................................................  $   8,179,654   $ 115,626,240
                                                                             =============   =============
Investor Shares:
   Net assets .............................................................  $   8,179,654   $ 115,626,240
   Total shares outstanding at end of period ..............................      2,111,609       6,471,595
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ...................................  $        3.87   $       17.87

Advisor Shares:
   Net assets .............................................................  $          --   $          --
   Total shares outstanding at end of period ..............................             --              --
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ...................................  $          --   $          --

Cost of securities ........................................................  $   7,221,159   $ 113,875,532

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                                               ENHANCED
                                                                             INTERNATIONAL      INCOME
                                                                                 FUND            FUND
                                                                             -------------   -------------
 ASSETS
   Investments in securities, at value - Note 2 ...........................  $   5,566,464   $ 116,364,880
   Dividends and tax reclaims receivable ..................................         38,447              --
   Interest receivable ....................................................          1,621          68,597
   Variation margin receivable ............................................             --          31,100
   Receivable for securities sold .........................................             --           5,637
   Receivable for Fund shares sold ........................................             --         228,586
   Unrealized appreciation on foreign currency contracts ..................            109              --
   Prepaid expenses .......................................................         22,689          20,129
   Deferred offering costs - Note 2 .......................................             --          59,084
   Due from Investment Advisor - Note 3 ...................................         18,647           1,566
                                                                             -------------   -------------
            TOTAL ASSETS ..................................................      5,647,977     116,779,579

LIABILITIES
   Due to custodian .......................................................             --       4,990,066
   Income distributions payable ...........................................             --         228,586
   Payable for securities purchased .......................................         43,110      10,693,071
   Payable for Fund shares redeemed .......................................             --              --
   Investment advisory fees payable - Note 3 ..............................             --              --
   Administrative fees payable - Note 3 ...................................          1,051           9,792
   Sub-administration fees payable - Note 3 ...............................            554              --
   Distribution fees payable - Note 3 .....................................             --             209
   Trustees' fees payable - Note 5 ........................................            640           3,376
   Accrued expenses and other liabilities..................................         32,942          34,615
                                                                             -------------   -------------
            TOTAL LIABILITIES .............................................         78,297      15,959,715
                                                                             -------------   -------------
        NET ASSETS ........................................................  $   5,569,680   $ 100,819,864
                                                                             =============   =============
NET ASSETS
   Capital paid-in ........................................................  $  18,069,214   $ 100,801,050
   Undistributed net investment income (Accumulated net investment loss) ..         29,259          31,390
   Accumulated net realized gain (loss) on investments ....................    (12,776,836)        (57,265)
   Net unrealized appreciation (depreciation) on investments ..............        246,229         (24,200)
   Net unrealized appreciation on futures .................................             --          68,889
   Net unrealized appreciation on foreign currency translations ...........          1,814              --
                                                                             -------------   -------------
        NET ASSETS ........................................................  $   5,569,680   $ 100,819,864
                                                                             =============   =============
Investor Shares:
   Net assets .............................................................  $   5,569,680   $  99,793,253
   Total shares outstanding at end of period ..............................        744,050       9,981,461
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ...................................  $        7.49   $       10.00

Advisor Shares:
   Net assets .............................................................  $          --   $   1,026,611
   Total shares outstanding at end of period ..............................             --         102,677
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ...................................  $          --   $       10.00

Cost of securities ........................................................  $   5,320,235   $ 116,389,080

                                                                                                              SHORT-TERM
                                                                               U.S. CORE        MUNICIPAL      MUNICIPAL
                                                                              FIXED INCOME         BOND          BOND
                                                                                  FUND             FUND          FUND
                                                                             -------------   -------------   -------------
 ASSETS
   Investments in securities, at value - Note 2 ...........................  $  12,791,955   $  76,531,216   $ 100,306,988
   Dividends and tax reclaims receivable ..................................             --              --              --
   Interest receivable ....................................................         36,354         866,660       1,414,955
   Variation margin receivable ............................................             --              --              --
   Receivable for securities sold .........................................        121,063         115,000         220,000
   Receivable for Fund shares sold ........................................         27,942         308,653         539,110
   Unrealized appreciation on foreign currency contracts ..................             --              --              --
   Prepaid expenses .......................................................         18,343          39,425          40,730
   Deferred offering costs - Note 2 .......................................         35,300              --              --
   Due from Investment Advisor - Note 3 ...................................         19,996           8,645             625
                                                                             -------------   -------------   -------------
            TOTAL ASSETS ..................................................     13,050,953      77,869,599     102,522,408

LIABILITIES
   Due to custodian .......................................................             --              --              --
   Income distributions payable ...........................................         27,942         221,124         250,306
   Payable for securities purchased .......................................      2,859,664         815,000       1,150,000
   Payable for Fund shares redeemed .......................................             --          57,976         130,021
   Investment advisory fees payable - Note 3 ..............................             --              --              --
   Administrative fees payable - Note 3 ...................................            978           7,158           9,730
   Sub-administration fees payable - Note 3 ...............................             --              --              --
   Distribution fees payable - Note 3 .....................................            205             281             453
   Trustees' fees payable - Note 5 ........................................          1,601           4,840           7,111
   Accrued expenses and other liabilities..................................         32,392          65,570          83,438
                                                                             -------------   -------------   -------------
            TOTAL LIABILITIES .............................................      2,922,782       1,171,949       1,631,059
                                                                             -------------   -------------   -------------
        NET ASSETS ........................................................  $  10,128,171   $  76,697,650   $ 100,891,349
                                                                             =============   =============   =============
NET ASSETS
   Capital paid-in ........................................................  $  10,098,555   $  76,938,181   $ 101,312,454
   Undistributed net investment income (Accumulated net investment loss) ..            465          40,173          19,136
   Accumulated net realized gain (loss) on investments ....................        (26,353)       (433,605)       (175,950)
   Net unrealized appreciation (depreciation) on investments ..............         55,504         152,901        (264,291)
   Net unrealized appreciation on futures .................................             --              --              --
   Net unrealized appreciation on foreign currency translations ...........             --              --              --
                                                                             -------------   -------------   -------------
        NET ASSETS ........................................................  $  10,128,171   $  76,697,650   $ 100,891,349
                                                                             =============   =============   =============
Investor Shares:
   Net assets .............................................................  $   9,116,100   $  75,234,697   $  98,392,188
   Total shares outstanding at end of period ..............................        908,946       7,484,010       9,884,308
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ...................................  $       10.03   $       10.05         $  9.95

Advisor Shares:
   Net assets .............................................................  $   1,012,071   $   1,462,953   $   2,499,161
   Total shares outstanding at end of period ..............................        100,911         145,604         251,161
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ...................................  $       10.03   $       10.05   $        9.95

Cost of securities ........................................................  $  12,736,451   $  76,378,315   $ 100,571,279

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2005 (UNAUDITED)

                                                                               U.S. LARGE         U.S.
                                                                               CAP EQUITY    OPPORTUNITIES
                                                                                  FUND           FUND
                                                                             -------------   -------------
INVESTMENT INCOME
   Dividend income ........................................................  $     107,084   $     322,528
   Interest income ........................................................            262         133,257
   Foreign taxes withheld .................................................             --          (5,347)
                                                                             -------------   -------------
         TOTAL INCOME .....................................................        107,346         450,438

EXPENSES
   Investment Advisory fees - Note 3 ......................................         32,102         257,322
   Sub-administration fees - Note 3 .......................................          6,462          77,410
   Administrative fees - Note 3 ...........................................             --         131,005
   Distribution fees - Note 3 .............................................             --              --
   Transfer agent fees ....................................................         32,779          41,994
   Registration fees ......................................................         11,209          23,590
   Legal fees .............................................................          8,677          16,752
   Insurance ..............................................................          7,546          15,309
   Trustees' fees - Note 5 ................................................          5,205          21,141
   Printing expenses ......................................................          3,884          16,162
   Audit fees .............................................................          2,867          18,013
   Custodian fees .........................................................          1,829          15,093
   Amortization of deferred offering costs ................................             --              --
   Other ..................................................................          1,516           3,749
                                                                             -------------   -------------
         TOTAL EXPENSES ...................................................        114,076         637,540
   Expenses waived by Investment Advisor - Note 3 .........................        (28,456)             --
   Reimbursement from Investment Advisor - Note 3..........................             --              --
                                                                             -------------   -------------
         NET EXPENSES .....................................................         85,620         637,540
                                                                             -------------   -------------
         NET INVESTMENT INCOME (LOSS) .....................................         21,726        (187,102)
                                                                             -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) on investments sold ...........................        333,969       6,247,224
   Net realized gain on foreign currency transactions .....................             --              --
                                                                             -------------   -------------
            Net realized gain (loss) on investments and
               foreign currency transactions ..............................        333,969       6,247,224
                                                                             -------------   -------------
   Change in unrealized appreciation (depreciation) on investments ........         (6,225)     (7,313,825)
   Change in unrealized appreciation on futures ...........................             --              --
   Change in unrealized depreciation on foreign currency translations .....             --              --
                                                                             -------------   -------------
            Net change in unrealized appreciation (depreciation)
               on investments, futures and foreign currency translations ..         (6,225)     (7,313,825)
                                                                             -------------   -------------
            NET REALIZED AND UNREALIZED GAIN (LOSS) .......................        327,744      (1,066,601)
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .....................................................  $     349,470   $  (1,253,703)
                                                                             =============   =============

* Fund commenced investment activities on December 31, 2004.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                                               ENHANCED
                                                                             INTERNATIONAL      INCOME
                                                                                 FUND            FUND*
                                                                             -------------   -------------
INVESTMENT INCOME
   Dividend income ........................................................  $      68,687   $          --
   Interest income ........................................................          2,925         684,558
   Foreign taxes withheld .................................................         (7,566)             --
                                                                             -------------   -------------
         TOTAL INCOME .....................................................         64,046         684,558

EXPENSES
   Investment Advisory fees - Note 3 ......................................         14,149          55,206
   Sub-administration fees - Note 3 .......................................          4,251              --
   Administrative fees - Note 3 ...........................................          6,367          28,862
   Distribution fees - Note 3 .............................................             --             830
   Transfer agent fees ....................................................         30,810          33,465
   Registration fees ......................................................         10,383           2,362
   Legal fees .............................................................          8,363          10,416
   Insurance ..............................................................          7,196           6,840
   Trustees' fees - Note 5 ................................................          4,518           6,333
   Printing expenses ......................................................          3,517           4,309
   Audit fees .............................................................          3,566           4,531
   Custodian fees .........................................................          6,407           3,931
   Amortization of deferred offering costs ................................             --          19,170
   Other ..................................................................          6,386           4,913
                                                                             -------------   -------------
         TOTAL EXPENSES ...................................................        105,913         181,168
   Expenses waived by Investment Advisor - Note 3 .........................        (14,149)        (55,206)
   Reimbursement from Investment Advisor - Note 3..........................        (56,391)        (36,734)
                                                                             -------------   -------------
         NET EXPENSES .....................................................         35,373          89,228
                                                                             -------------   -------------
         NET INVESTMENT INCOME (LOSS) .....................................         28,673         595,330
                                                                             -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY

   TRANSACTIONS
   Net realized gain (loss) on investments sold ...........................        802,815         (57,265)
   Net realized gain on foreign currency transactions .....................          1,686              --
                                                                             -------------   -------------
            Net realized gain (loss) on investments and
               foreign currency transactions ..............................        804,501         (57,265)
                                                                             -------------   -------------
   Change in unrealized appreciation (depreciation) on investments ........       (456,427)        (24,200)
   Change in unrealized appreciation on futures ...........................             --          68,889
   Change in unrealized depreciation on foreign currency translations .....           (315)             --
                                                                             -------------   -------------
            Net change in unrealized appreciation (depreciation)
               on investments, futures and foreign currency translations ..       (456,742)         44,689
                                                                             -------------   -------------
            NET REALIZED AND UNREALIZED GAIN (LOSS) .......................        347,759         (12,576)
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .....................................................  $     376,432   $     582,754
                                                                             =============   =============

                                                                                                              SHORT-TERM
                                                                               U.S. CORE        MUNICIPAL      MUNICIPAL
                                                                              FIXED INCOME         BOND          BOND
                                                                                  FUND*            FUND          FUND
                                                                             -------------   -------------   -------------
INVESTMENT INCOME
   Dividend income ........................................................  $          --   $      23,627   $      34,265
   Interest income ........................................................        113,039       1,160,627       1,375,969
   Foreign taxes withheld .................................................             --              --              --
                                                                             -------------   -------------   -------------
         TOTAL INCOME .....................................................        113,039       1,184,254       1,410,234

EXPENSES
   Investment Advisory fees - Note 3 ......................................          8,239         117,682         172,781
   Sub-administration fees - Note 3 .......................................             --              --              --
   Administrative fees - Note 3 ...........................................          4,566          43,254          63,945
   Distribution fees - Note 3 .............................................            824           2,420           2,179
   Transfer agent fees ....................................................         32,271          62,781          65,064
   Registration fees ......................................................          1,578          19,332          23,200
   Legal fees .............................................................          8,538          10,173          13,002
   Insurance ..............................................................          6,047          10,249          12,969
   Trustees' fees - Note 5 ................................................          4,195          13,884          19,458
   Printing expenses ......................................................          2,917           5,710           8,549
   Audit fees .............................................................          2,033          10,211          14,743
   Custodian fees .........................................................          3,881           4,272           5,565
   Amortization of deferred offering costs ................................         18,026           6,089           6,090
   Other ..................................................................          4,657          10,463          12,768
                                                                             -------------   -------------   -------------
         TOTAL EXPENSES ...................................................         97,772         316,520         420,313
   Expenses waived by Investment Advisor - Note 3 .........................         (8,239)       (117,682)       (172,781)
   Reimbursement from Investment Advisor - Note 3..........................        (75,514)        (34,549)         (7,824)
                                                                             -------------   -------------   -------------
         NET EXPENSES .....................................................         14,019         164,289         239,708
                                                                             -------------   -------------   -------------
         NET INVESTMENT INCOME (LOSS) .....................................         99,020       1,019,965       1,170,526
                                                                             -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY

   TRANSACTIONS
   Net realized gain (loss) on investments sold ...........................        (26,353)        (93,586)        (79,711)
   Net realized gain on foreign currency transactions .....................             --              --              --
                                                                             -------------   -------------   -------------
            Net realized gain (loss) on investments and
               foreign currency transactions ..............................        (26,353)        (93,586)        (79,711)
                                                                             -------------   -------------   -------------
   Change in unrealized appreciation (depreciation) on investments ........         55,504        (223,939)        (89,212)
   Change in unrealized appreciation on futures ...........................             --              --              --
   Change in unrealized depreciation on foreign currency translations .....             --              --              --
                                                                             -------------   -------------   -------------
            Net change in unrealized appreciation (depreciation)
               on investments, futures and foreign currency translations ..         55,504        (223,939)        (89,212)
                                                                             -------------   -------------   -------------
            NET REALIZED AND UNREALIZED GAIN (LOSS) .......................         29,151        (317,525)       (168,923)
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .....................................................  $     128,171   $     702,440   $   1,001,603
                                                                             =============   =============   =============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2005 (UNAUDITED) AND THE YEAR ENDED OCTOBER 31, 2004

                                                                              U.S. LARGE CAP                U.S. OPPORTUNITIES
                                                                               EQUITY FUND                         FUND
                                                                      ------------------------------   ----------------------------
                                                                        SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                                          ENDED            ENDED           ENDED          ENDED
                                                                        APRIL 30,       OCTOBER 31,      APRIL 30,     OCTOBER 31,
                                                                           2005            2004            2005            2004
                                                                      --------------   -------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ......................................   $       21,726   $     (14,445)  $    (187,102)  $   (536,729)
Net realized gain (loss) on investments and .......................
   foreign currency transactions ..................................          333,969         205,840       6,247,224      9,382,001
Change in unrealized appreciation (depreciation)
   on investments, futures and foreign currency translations ......           (6,225)        494,235      (7,313,825)     2,353,816
                                                                      --------------   -------------   -------------   ------------
Net increase (decrease) in net assets resulting from operations ...          349,470         685,630      (1,253,703)    11,199,088
                                                                      --------------   -------------   -------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Shares ...................................................          (18,857)             --              --             --
Advisor Shares.....................................................               --              --              --             --
From net realized gains
Investor Shares ...................................................               --              --      (9,179,135)            --
                                                                      --------------   -------------   -------------   ------------
                                                                             (18,857)             --      (9,179,135)            --
                                                                      --------------   -------------   -------------   ------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ...................................................           92,155         507,288      58,210,634     56,177,111
Reinvestment of distributions .....................................           11,203              --       8,951,319             --
Redemption of shares ..............................................         (688,330)     (1,860,631)    (14,805,506)   (40,480,952)
Redemption fees ...................................................               --              --          23,866            693
                                                                      --------------   -------------   -------------   ------------
Total increase (decrease) from Investor Share transactions ........         (584,972)     (1,353,343)     52,380,313     15,696,852
                                                                      --------------   -------------   -------------   ------------
ADVISOR SHARES:
Sales of shares ...................................................               --              --              --             --
Reinvestment of distributions .....................................               --              --              --             --
Redemption of shares ..............................................               --              --              --             --
                                                                      --------------   -------------   -------------   ------------
Total increase from Advisor Share transactions ....................               --              --              --             --
                                                                      --------------   -------------   -------------   ------------
Net increase (decrease) in net assets from share transactions .....         (584,972)     (1,353,343)     52,380,313     15,696,852
                                                                      --------------   -------------   -------------   ------------
Total increase (decrease) in net assets ...........................         (254,359)       (667,713)     41,947,475     26,895,940
NET ASSETS
Beginning of Period ...............................................        8,434,013       9,101,726      73,678,765     46,782,825
                                                                      --------------   -------------   -------------   ------------
End of Period .....................................................   $    8,179,654   $   8,434,013   $ 115,626,240   $ 73,678,765
                                                                      ==============   =============   =============   ============
Undistributed net investment income (Accumulated net
   investment loss)................................................   $        2,869   $          --   $    (187,102)  $         --
                                                                      ==============   =============   =============   ============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ...................................................           23,540         139,141       3,022,777      3,075,655
Reinvestment of distributions .....................................            2,837              --         477,404             --
Redemption of shares ..............................................         (173,698)       (502,928)       (792,059)    (2,203,598)
                                                                      --------------   -------------   -------------   ------------
Net increase (decrease) in Investor Shares ........................         (147,321)       (363,787)      2,708,122        872,057
                                                                      ==============   =============   =============   ============
ADVISOR SHARES:
Sales of shares ...................................................               --              --              --             --
Reinvestment of distributions .....................................               --              --              --             --
Redemption of shares ..............................................               --              --              --             --
                                                                      --------------   -------------   -------------   ------------
Net increase in Advisor Shares ....................................               --              --              --             --
                                                                      ==============   =============   =============   ============

*  Commencement of operations.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                              INTERNATIONAL
                                                                                   FUND
                                                                      ------------------------------
                                                                        SIX MONTHS         YEAR
                                                                          ENDED            ENDED
                                                                        APRIL 30,       OCTOBER 31,
                                                                           2005            2004
                                                                      --------------   -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ......................................   $       28,673   $      68,104
Net realized gain (loss) on investments and .......................
   foreign currency transactions ..................................          804,501         589,693
Change in unrealized appreciation (depreciation)
   on investments, futures and foreign currency translations ......         (456,742)        112,740
                                                                      --------------   -------------
Net increase (decrease) in net assets resulting from operations ...          376,432         770,537
                                                                      --------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Shares ...................................................          (71,012)       (121,800)
Advisor Shares.....................................................               --              --
From net realized gains
Investor Shares ...................................................               --              --
                                                                      --------------   -------------
                                                                             (71,012)       (121,800)
                                                                      --------------   -------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ...................................................          100,501       4,075,378
Reinvestment of distributions .....................................           68,000         108,512
Redemption of shares ..............................................         (137,174)     (5,841,651)
Redemption fees ...................................................               --               5
                                                                      --------------   -------------
Total increase (decrease) from Investor Share transactions ........           31,327      (1,657,756)
                                                                      --------------   -------------
ADVISOR SHARES:
Sales of shares ...................................................               --              --
Reinvestment of distributions .....................................               --              --
Redemption of shares ..............................................               --              --
                                                                      --------------   -------------
Total increase from Advisor Share transactions ....................               --              --
                                                                      --------------   -------------
Net increase (decrease) in net assets from share transactions .....           31,327      (1,657,756)
                                                                      --------------   -------------
Total increase (decrease) in net assets ...........................         (336,747)     (1,009,019)
NET ASSETS
Beginning of Period ...............................................        5,232,933       6,241,952
                                                                      --------------   -------------
End of Period .....................................................   $    5,569,680   $   5,232,933
                                                                      ==============   =============
Undistributed net investment income (Accumulated net
   investment loss)................................................   $       29,259   $      69,912
                                                                      ==============   =============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ...................................................           13,544         594,036
Reinvestment of distributions .....................................            9,214          16,798
Redemption of shares ..............................................          (17,830)       (852,238)
                                                                      --------------   -------------
Net increase (decrease) in Investor Shares ........................            4,928        (241,404)
                                                                      ==============   =============
ADVISOR SHARES:
Sales of shares ...................................................               --              --
Reinvestment of distributions .....................................               --              --
Redemption of shares ..............................................               --              --
                                                                      --------------   -------------
Net increase in Advisor Shares ....................................               --              --
                                                                      ==============   =============
*  Commencement of operations.

                                                                                           U.S. CORE
                                                                        ENHANCED          FIXED INCOME
                                                                       INCOME FUND            FUND
                                                                      -------------       ------------
                                                                      DECEMBER 31,        DECEMBER 31 ,
                                                                          2004*              2004*
                                                                      TO APRIL 30,        TO APRIL 30,
                                                                          2005                2005
                                                                      -------------       ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ......................................   $     595,330       $     99,020
Net realized gain (loss) on investments and .......................
   foreign currency transactions ..................................         (57,265)           (26,353)
Change in unrealized appreciation (depreciation)
   on investments, futures and foreign currency translations ......          44,689             55,504
                                                                      -------------       ------------
Net increase (decrease) in net assets resulting from operations ...         582,754            128,171
                                                                      -------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Shares ...................................................        (556,672)           (89,444)
Advisor Shares.....................................................          (7,268)            (9,111)
From net realized gains
Investor Shares ...................................................              --                 --
                                                                      -------------       ------------
                                                                           (563,940)           (98,555)
                                                                      -------------       ------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ...................................................      99,217,622          9,000,000
Reinvestment of distributions .....................................         556,673             89,444
Redemption of shares ..............................................              --                 --
Redemption fees ...................................................              --                 --
                                                                      -------------       ------------
Total increase (decrease) from Investor Share transactions ........      99,774,295          9,089,444
                                                                      -------------       ------------
ADVISOR SHARES:
Sales of shares ...................................................       1,019,500          1,000,000
Reinvestment of distributions .....................................           7,268              9,111
Redemption of shares ..............................................             (13)                --
                                                                      -------------       ------------
Total increase from Advisor Share transactions ....................       1,026,755          1,009,111
                                                                      -------------       ------------
Net increase (decrease) in net assets from share transactions .....     100,801,050         10,098,555
                                                                      -------------       ------------
Total increase (decrease) in net assets ...........................     100,819,864         10,128,171
NET ASSETS
Beginning of Period ...............................................              --                 --
                                                                      -------------       ------------
End of Period .....................................................   $ 100,819,864       $ 10,128,171
                                                                      =============       ============
Undistributed net investment income (Accumulated net
   investment loss)................................................   $      31,390       $        465
                                                                      =============       ============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ...................................................       9,925,766            900,000
Reinvestment of distributions .....................................          55,695              8,946
Redemption of shares ..............................................              --                 --
                                                                      -------------       ------------
Net increase (decrease) in Investor Shares ........................       9,981,461            908,946
                                                                      =============       ============
ADVISOR SHARES:
Sales of shares ...................................................         101,951            100,000
Reinvestment of distributions .....................................             727                911
Redemption of shares ..............................................              (1)                --
                                                                      -------------       ------------
Net increase in Advisor Shares ....................................         102,677            100,911
                                                                      =============       ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2005 (UNAUDITED) AND OCTOBER 31, 2004

                                                                         MUNICIPAL                   SHORT-TERM MUNICIPAL
                                                                         BOND FUND                         BOND FUND
                                                                ----------------------------    -------------------------------
                                                                 SIX MONTHS     DECEMBER 31,     SIX MONTHS       DECEMBER 31,
                                                                    ENDED         2003* TO          ENDED           2003* TO
                                                                  APRIL 30,      OCTOBER 31,      APRIL 30,        OCTOBER 31,
                                                                    2005            2004            2005              2004
                                                                -------------   ------------    -------------     -------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ......................................... $   1,019,965   $    903,114    $   1,170,526     $     934,376
Net realized loss on investments...............................       (93,586)      (321,385)         (79,711)          (96,239)
Change in unrealized appreciation
   (depreciation) on investments...............................      (223,939)       376,840          (89,212)         (175,079)
                                                                -------------   ------------    -------------     -------------
Net increase in net assets resulting from operations ..........       702,440        958,569        1,001,603           663,058
                                                                -------------   ------------    -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Shares ...............................................      (978,866)      (873,555)      (1,133,605)         (915,570)
Advisor Shares.................................................       (30,602)       (18,517)         (21,256)          (15,335)
                                                                -------------   ------------    -------------     -------------
                                                                   (1,009,468)      (892,072)      (1,154,861)         (930,905)
                                                                -------------   ------------    -------------     -------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ...............................................    31,666,931     60,518,988       34,164,259        89,836,487
Reinvestment of distributions .................................       928,541        771,353        1,093,095           839,770
Redemption of shares ..........................................    (2,839,767)   (15,549,336)     (10,744,834)      (16,379,473)
                                                                -------------   ------------    -------------     -------------
Total increase from Investor Share transactions ...............    29,755,705     45,741,005       24,512,520        74,296,784
                                                                -------------   ------------    -------------     -------------
ADVISOR SHARES:
Sales of shares ...............................................     1,674,297      2,880,710        1,344,210         2,498,894
Reinvestment of distributions .................................        30,494         18,517           19,529            12,886
Redemption of shares ..........................................    (2,124,935)    (1,037,612)        (183,119)       (1,189,250)
                                                                -------------   ------------    -------------     -------------
Total increase (decrease) from Advisor Share transactions .....      (420,144)     1,861,615        1,180,620         1,322,530
                                                                -------------   ------------    -------------     -------------
Net increase in net assets from share transactions ............    29,335,561     47,602,620       25,693,140        75,619,314
                                                                -------------   ------------    -------------     -------------
Total increase in net assets ..................................    29,028,533     47,669,117       25,539,882        75,351,467
NET ASSETS

Beginning of Period ...........................................    47,669,117             --       75,351,467                --
                                                                -------------   ------------    -------------     -------------
End of Period ................................................. $  76,697,650   $ 47,669,117    $ 100,891,349     $  75,351,467
                                                                =============   ============    =============     =============
Undistributed net investment income ........................... $      40,173   $     29,676    $      19,136     $       3,471
                                                                =============   ============    =============     =============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ...............................................     3,148,052      6,019,760        3,427,464         8,985,688
Reinvestment of distributions .................................        92,441         77,107          109,781            84,356
Redemption of shares ..........................................      (282,473)    (1,570,877)      (1,078,751)       (1,644,230)
                                                                -------------   ------------    -------------     -------------
Net increase in Investor Shares ...............................     2,958,020      4,525,990        2,458,494         7,425,814
                                                                =============   ============    =============     =============
ADVISOR SHARES:
Sales of shares ...............................................       166,244        287,627          135,103           249,913
Reinvestment of distributions .................................         3,034          1,844            1,962             1,295
Redemption of shares ..........................................      (210,465)      (102,680)         (18,384)         (118,728)
                                                                -------------   ------------    -------------     -------------
Net increase (decrease) in Advisor Shares .....................       (41,187)       186,791          118,681           132,480
                                                                =============   ============    =============     =============

*  Commencement of operations.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED APRIL 30, 2005 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                              NET REALIZED AND                         DISTRIBUTIONS
                                                              UNREALIZED GAINS                            FROM NET
                                                                  (LOSSES)                              REALIZED GAIN
                                    NET ASSET                   INVESTMENTS                 DIVIDENDS  ON INVESTMENTS
                                      VALUE,         NET        AND FOREIGN    TOTAL FROM   FROM NET    AND FOREIGN    DISTRIBUTIONS
                                    BEGINNING    INVESTMENT       CURRENCY     INVESTMENT  INVESTMENT     CURRENCY      FROM RETURN
                                    OF PERIOD   INCOME (LOSS)   TRANSACTIONS   OPERATIONS    INCOME     TRANSACTIONS    OF CAPITAL
                                    ---------   -------------   ------------   ----------   ----------  ------------   -------------
U.S. LARGE CAP EQUITY FUND
  Investor Shares
    2005* .......................   $    3.73   $    0.01       $      0.14    $     0.15  $     (0.01)  $        --   $         --
    2004 ........................        3.47          --(b)           0.26          0.26           --            --             --
    2003 ........................        2.76          --(b)           0.71          0.71           --            --             --
    2002 ........................        3.55       (0.03)            (0.75)        (0.78)          --            --          (0.01)
    2001 ........................        4.95          --(b)          (1.40)        (1.40)          --            --             --
    2000 ........................        6.73       (0.02)             1.26          1.24           --         (2.68)         (0.34)
U.S. OPPORTUNITIES FUND
  Investor Shares
    2005* .......................   $   19.58   $   (0.03)      $      0.35**  $     0.32  $        --  $      (2.03)  $         --
    2004 ........................       16.18          --(b)           3.40**        3.40           --            --             --
    2003 ........................       12.57       (0.16)             4.11          3.95           --         (0.34)            --
    2002 ........................       15.17       (0.10)            (1.15)        (1.25)          --         (1.35)            --
    2001 ........................       18.01       (0.13)             0.59          0.46           --         (3.30)            --
    2000 ........................       12.79       (0.08)             5.30          5.22           --            --             --
INTERNATIONAL FUND
  Investor Shares
    2005* .......................   $    7.08   $    0.03       $      0.47    $     0.50  $     (0.09) $         --   $         --
    2004 ........................        5.37        0.10              1.08          1.18        (0.12)        (0.06)            --
    2002 ........................        7.26        0.04             (1.13)        (1.09)          --         (0.80)            --
    2001 ........................       16.74        0.09             (2.38)        (2.29)       (0.31)        (6.88)            --
    2000 ........................       17.02        0.15              1.24          1.39        (0.07)        (1.60)            --
ENHANCED INCOME FUND
  Investor Shares
    2005(d)* ....................   $   10.00   $    0.08       $        --    $     0.08  $     (0.08) $         --   $         --
  Advisor Shares
    2005(d)* ....................   $   10.00   $    0.07       $        --    $     0.07  $     (0.07) $         --   $         --
U.S. CORE FIXED INCOME FUND
  Investor Shares
    2005(d)* ....................   $   10.00   $    0.10       $      0.03    $     0.13  $     (0.10) $         --   $         --
  Advisor Shares
    2005(d)* ....................   $   10.00   $    0.09       $      0.03    $     0.12  $     (0.09) $         --   $         --
MUNICIPAL BOND FUND
  Investor Shares
    2005* .......................   $   10.12   $    0.17       $     (0.07)   $     0.10  $     (0.17) $         --   $         --
    2004(e) .....................       10.00        0.24              0.11          0.35        (0.23)           --             --
  Advisor Shares
    2005* .......................   $   10.11   $    0.16       $     (0.06)   $     0.10  $     (0.16) $         --   $         --
    2004(e) .....................       10.00        0.21              0.11          0.32        (0.21)           --             --
SHORT-TERM MUNICIPAL BOND FUND
  Investor Shares
    2005* .......................   $    9.97   $    0.13       $     (0.02)   $     0.11  $     (0.13) $         --   $         --
    2004(e) .....................       10.00        0.15             (0.03)         0.12        (0.15)           --             --
  Advisor Shares
    2005* .......................   $    9.97   $    0.12       $     (0.02)   $     0.10  $     (0.12) $         --   $         --
    2004(e) .....................       10.00        0.13             (0.03)         0.10        (0.13)           --             --

  * For the six months or period ended April 30, 2005 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

 **   Includes redemption fees. Amount less than $0.01 per share.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)   Amount was less than $(0.01) per share.

(c) Net assets as of October 31, 2000 reflect the U.S. Large Cap Equity Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11, 2000.

(d)   Commenced operations on December 31, 2004.

(e) Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                                             RATIO OF            RATIO OF
                                                                                           EXPENSES TO         EXPENSES TO
                                                                                        AVERAGE NET ASSET   AVERAGE NET ASSET
                                                NET ASSET                  NET ASSET    (INCLUDING WAIVERS  (EXCLUDING WAIVERS
                                       TOTAL    VALUE, END      TOTAL        END OF       REIMBURSEMENTS      REIMBURSEMENTS
                                  DISTRIBUTIONS OF PERIOD    RETURN(A)    PERIOD (000)     AND OFFSETS)        AND OFFSETS)
                                  ------------- ----------   ---------    ------------   -------------      ---------------
U.S. LARGE CAP EQUITY FUND
  Investor Shares
    2005* .......................   $   (0.01)  $     3.87        3.97%   $      8,180            2.00%           2.66%
    2004 ........................          --         3.73        7.49           8,434            2.00            2.77
    2003 ........................          --         3.47       25.72           9,102            2.39            3.56
    2002 ........................       (0.01)        2.76      (22.05)          9,475            2.01            2.22
    2001 ........................          --         3.55      (28.28)         19,447            1.50            1.76
    2000 ........................       (3.02)        4.95       18.73          48,327(c)         1.40            1.55
U.S. OPPORTUNITIES FUND
  Investor Shares
    2005* .......................   $   (2.03)  $    17.87        1.13%   $    115,626            1.22%           1.22%
    2004 ........................          --        19.58       21.01          73,679            1.62            1.62
    2003 ........................       (0.34)       16.18       32.13          46,783            1.93            2.25
    2002 ........................       (1.35)       12.57       (9.91)         41,857            1.49            1.50
    2001 ........................       (3.30)       15.17        3.25          28,096            1.49            1.83
    2000 ........................          --        18.01       40.81          63,637            1.18            1.18
INTERNATIONAL FUND
  Investor Shares
    2005* .......................   $   (0.09)  $     7.49        7.15%   $      5,570            1.25%           3.74%
    2004 ........................       (0.18)        6.37       22.66           6,242            1.25            3.27
    2002 ........................       (0.80)        5.37      (17.20)          6,427            1.14            1.94
    2001 ........................       (7.19)        7.26      (24.96)         20,850            0.99            1.41
    2000 ........................       (1.67)       16.74        8.02         105,363            0.99            1.14
ENHANCED INCOME FUND
  Investor Shares
    2005(d)* ....................   $   (0.08)  $    10.00        0.80%   $     99,793            0.40%           0.81%
  Advisor Shares
    2005(d)* ....................   $   (0.07)  $    10.00        0.72%   $      1,027            0.65%           1.19%
U.S. CORE FIXED INCOME FUND
  Investor Shares
    2005(d)* ....................   $   (0.10)  $    10.03        1.30%   $      9,116            0.40%           2.94%
  Advisor Shares
    2005(d)* ....................   $   (0.09)  $    10.03        1.21%   $      1,012            0.65%           3.19%
MUNICIPAL BOND FUND
  Investor Shares
    2005* .......................   $   (0.17)  $    10.05        1.01%   $     75,235            0.55%           1.06%
    2004(e) .....................       (0.23)       10.12        3.53          45,781            0.55            1.41
  Advisor Shares
    2005* .......................   $   (0.16)  $    10.05        0.98%   $      1,463            0.80%           1.38%
    2004(e) .....................       (0.21)       10.11        3.21           1,888            0.80            1.64
SHORT-TERM MUNICIPAL BOND FUND
  Investor Shares
    2005* .......................   $   (0.13)  $     9.95        1.12%   $     98,392            0.55%           0.97%
    2004(e) .....................       (0.15)        9.97        1.26          74,031            0.55            1.30
  Advisor Shares
    2005* .......................   $   (0.12)  $     9.95        0.99%   $      2,499            0.80%           1.21%
    2004(e) .....................       (0.13)        9.97        1.05           1,320            0.80            1.44
                                          RATIO OF
                                       NET INVESTMENT
                                      INCOME (LOSS) TO
                                      AVERAGE NET ASSET
                                     (INCLUDING WAIVERS      PORTFOLIO
                                       REIMBURSEMENTS        TURNOVER
                                        AND OFFSETS)           RATE
                                     ----------------        --------
U.S. LARGE CAP EQUITY FUND
  Investor Shares
    2005* .......................             0.51%              21%
    2004 ........................            (0.15)              50
    2003 ........................            (0.13)              61
    2002 ........................            (0.75)              57
    2001 ........................            (0.08)              62
    2000 ........................            (0.79)             195
U.S. OPPORTUNITIES FUND
  Investor Shares
    2005* .......................            (0.36)%             59%
    2004 ........................            (0.83)             144
    2003 ........................            (1.22)             162
    2002 ........................            (0.75)              81
    2001 ........................            (0.79)             105
    2000 ........................            (0.55)             172
INTERNATIONAL FUND
  Investor Shares
    2005* .......................             1.01%              74%
    2004 ........................             2.09               50
    2002 ........................             0.60              111
    2001 ........................             0.57              146
    2000 ........................             0.54              132
ENHANCED INCOME FUND
  Investor Shares
    2005(d)* ....................             2.70%              15%
  Advisor Shares
    2005(d)* ....................             2.28%              15%
U.S. CORE FIXED INCOME FUND
  Investor Shares
    2005(d)* ....................             3.03%             310%
  Advisor Shares
    2005(d)* ....................             2.78%             310%
MUNICIPAL BOND FUND
  Investor Shares
    2005* .......................             3.47%              18%
    2004(e) .....................             2.82               46
  Advisor Shares
    2005* .......................             3.20%              18%
    2004(e) .....................             2.49               46
SHORT-TERM MUNICIPAL BOND FUND
  Investor Shares
    2005* .......................             2.71%              17%
    2004(e) .....................             1.95               17
  Advisor Shares
    2005* .......................             2.48%              17%
    2004(e) .....................             1.68               17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2005 (UNAUDITED)

NOTE 1 -- ORGANIZATION

Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into three separate investment portfolios: Schroder U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund and Schroder International Fund (collectively, the "SCFD Funds").

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into four separate investment portfolios -- Schroder Enhanced Income Fund, Schroder U.S. Core Fixed Income Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund (collectively, the "SST Funds" and, together with the SCFD Funds, the "Funds").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price"). Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation, which approximates market value pursuant to procedures adopted by the Funds' Board of Trustees ("Trustees"). Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds' Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

The Schroder International Fund uses FT-Interactive Data ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Schroder International Fund based on certain factors and methodologies applied by FT in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. In consultation with the Trustees, the Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Schroder International Fund will typically value non-U.S. securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by FT.

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized on the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for the Schroder U.S. Large Cap Equity, Schroder U.S. Opportunities and Schroder International Funds. Dividends to shareholders from net investment income are declared daily and distributed monthly and distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for the Schroder Enhanced Income, Schroder U.S. Core Fixed Income, Schroder Municipal Bond and Schroder Short-Term Municipal Bond Funds. Distributions are recorded on the ex-dividend date.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

DERIVATIVE INSTRUMENTS: Certain Funds may purchase and sell a variety of "derivative" instruments (for example options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

FUTURES: Financial futures contracts (secured by cash and/or securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities. Futures contracts involve market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily corresponds with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

EQUITY-LINKED WARRANTS: The Schroder International Fund may invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

OFFERING COSTS: Offering costs, which include typesetting and prospectus printing and the preparation of the initial registration statement of the Schroder Enhanced Income Fund, Schroder U.S. Core Fixed Income Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund are being amortized over a twelve-month period from each Fund's inception.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND
DISTRIBUTIONS PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America, Inc., ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 0.75% of the first $100 million, and 0.50% in excess of $100 million for Schroder U.S. Large Cap Equity Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for each of Schroder U.S. Opportunities Fund and Schroder International Fund; 0.25% for each of Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund; and 0.40% for each of Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund. SIMNA contractually agreed to limit the investment advisory fees payable to it by Schroder International Fund through April 30, 2005 to the annual rate of 0.45% of that Fund's average daily net assets. This contractual limitation has been extended through February 28, 2006.

Effective February 10, 2004, SIMNA retained its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-adviser responsible for the portfolio management of Schroder International Fund. For its services, SIMNA pays SIMNA Ltd. 25% of the investment advisory fees SIMNA receives from the Fund.

The administrator of each series of SCFD (other than Schroder U.S. Large Cap Equity Fund) is Schroder Fund Advisors, Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate payable monthly of: 0.25% of the average daily net assets of Schroder U.S. Opportunities Fund; and 0.225% of the average daily net assets of Schroder International Fund.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Funds Services ("SEI") and Schroder Advisors. On January 4, 2004, SST entered into an amended administration and accounting agreement with SEI. Effective November 1, 2004, under the agreements with SEI, the Funds pay fees to SEI based on the combined average daily net assets of all the Funds according to the following annual rates: 0.115% on the first $600 million of such assets, 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion. Prior to November 1, 2004, the Funds paid fees to SEI based on the combined average daily net assets of all the Funds according to the following annual rates: 0.15% on the first $300 million of such assets and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses.

In order to limit the Funds' expenses, SIMNA and Schroder Advisors were contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of each of the Funds) for the six months ended April 30, 2005, to the extent a Fund's Investor Shares' total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Investor Shares taken separately): Schroder U.S. Large Cap Equity Fund: 2.00%; Schroder U.S. Opportunities Fund: 2.00%; Schroder International Fund: 1.25%; Schroder Enhanced Income Fund: 0.40%; Schroder U.S. Core Fixed Income Fund: 0.40%;
Schroder  Municipal Bond Fund:  0.55%;  and Schroder  Short-Term  Municipal Bond
Fund: 0.55%. These contractual expense limitations have been extended through December 31, 2005 for the Schroder Enhanced Income Fund and the Schroder U.S. Core Fixed Income Fund, and through February 28, 2006 for the Schroder U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund, Schroder International Fund, Schroder Municipal Bond Fund and the Schroder Short-Term Municipal Bond
Fund. For the period ended April 30, 2005, SIMNA and Schroder Advisors were contractually obligated to reduce their compensation (and, if necessary to pay certain expenses of each of the Funds), to the extent a Fund's Advisor Shares' total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Advisor Shares taken separately): Schroder Enhanced Income Fund: 0.65%; Schroder U.S. Core Fixed Income Fund: 0.65%; Schroder Municipal Bond Fund: 0.80%; and Schroder Short-Term Municipal Bond Fund: 0.80%. These contractual expense limitations have been extended through December 31, 2005 for the Schroder Enhanced Income Fund and the Schroder U.S. Core Fixed Income Fund, and through February 28, 2006 for the Schroder Municipal Bond Fund and the Schroder Short-Term Municipal Bond Fund.

The Schroder Enhanced Income, Schroder U.S. Core Fixed Income, Schroder Municipal Bond and Short-Term Municipal Bond Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

amended, that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.25% of the daily net assets attributable to its Advisor Shares to compensate Schroder Fund Advisors Inc. (the "Distributor") for distribution services and certain shareholder services with respect to the Fund's Advisor Shares.

NOTE 4 -- REDEMPTION FEE

The Schroder U.S. Large Cap Equity, Schroder U.S. Opportunities and Schroder International Funds impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. Prior to July 1, 2003, Schroder International Fund imposed a 2.00% redemption fee on shares redeemed three months or less from their date of purchase. These charges are intended principally to cover transaction costs and other costs and expenses that each Fund incurs (directly and indirectly) in connection with these redemptions. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under "Redemption fees", and are included as part of Capital paid-in on the Statements of Assets and Liabilities. The redemption fee applies only to Fund shares purchased on or after May 1, 2004, with respect to Schroder U.S. Large Cap Equity Fund and Schroder U.S. Opportunities Fund, and only to Fund shares purchased on or after November 1, 2000, with respect to Schroder International Fund. The redemption fees paid to the Schroder U.S. Large Cap Equity, Schroder U.S. Opportunities and Schroder International Funds for the six months ended April 30, 2005 totaled $0, $23,866 and $0, respectively.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Trustees' fees are allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

Certain officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the six months ended April 30, 2005 were as follows:

                                                                                          SALES AND
                                                                          PURCHASES      MATURITIES
                                                                         ------------    -----------
Schroder U.S. Large Cap Equity Fund ...................................  $  1,769,777    $ 2,713,246
Schroder U.S. Opportunities Fund ......................................    94,136,374     54,558,461
Schroder International Fund ...........................................     4,124,574      4,077,359
Schroder Enhanced Income Fund .........................................    34,711,822      2,732,103
Schroder U.S. Core Fixed Income Fund ..................................     5,871,642      2,712,077
Schroder Municipal Bond Fund ..........................................    39,389,473     10,255,648
Schroder Short-Term Municipal Bond Fund ...............................    36,624,533     12,657,252

Purchases and proceeds from sales and maturities of U.S. Government securities for the six months ended April 30, 2005 were as follows:

                                                                                          SALES AND
                                                                          PURCHASES      MATURITIES
                                                                         ------------    -----------
Schroder Enhanced Income Fund .........................................  $  1,360,811    $        --
Schroder U.S. Core Fixed Income Fund ..................................    23,479,505     19,402,628

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

NOTE 7 -- FEDERAL INCOME TAXES

It is the intention of the Funds for each Fund to continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses and foreign currency transactions. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions from short term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

The tax character of dividends and distributions declared during the years or periods ended October 31, 2004 and October 31, 2003 were as follows:


                                                            ORDINARY     TAX-EXEMPT    LONG-TERM
                                                            INCOME         INCOME     CAPITAL GAIN     TOTAL
                                                            --------      --------     ----------    ----------
Schroder U.S. Opportunities Fund
    2004 .............................................      $     --      $     --     $       --    $       --
    2003 .............................................            --            --      1,118,816     1,118,816
Schroder International Fund
    2004 .............................................       121,800            --             --       121,800
    2003 .............................................       197,572            --             --       197,572
Schroder Municipal Bond Fund
    2004* ............................................        60,062       832,010             --       892,072
Schroder Short-Term Municipal Bond Fund
    2004* ............................................        62,985       867,920             --       930,905

* Fund commenced investment activities on December 31, 2003.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                                   TOTAL
                                                                                                               DISTRIBUTABLE
               UNDISTRIBUTED   UNDISTRIBUTED  UNDISTRIBUTED     CAPITAL           UNREALIZED        OTHER        EARNINGS
                  ORDINARY       TAX-EXEMPT      LONG-TERM        LOSS           APPRECIATION     TEMPORARY    (ACCUMULATED
                   INCOME          INCOME      CAPITAL GAIN   CARRYFORWARD      (DEPRECIATION)   DIFFERENCES      LOSSES)
                ------------   ------------   -------------  --------------     --------------  -------------  -------------
Schroder U.S. .
  Large Cap
  Equity Fund . $         --   $          --  $          --  $   (6,547,421)    $      910,653  $          --  $  (5,636,768)
Schroder U.S. .
  Opportunities
  Fund ........    1,951,100              --      7,227,455              --          8,582,066              5     17,760,626
Schroder
  International
  Fund ........       69,911              --             --     (13,526,652)           651,787             --    (12,804,954)
Schroder
  Municipal
  Bond Fund ...       18,966          32,429             --        (338,378)           377,838        (24,358)        66,497
Schroder
  Short-Term
  Municipal
  Bond Fund ...        1,883          25,946             --         (96,239)         ( 175,079)       (24,358)      (267,847)

As of October 31, 2004, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                    EXPIRATION
                                                                       DATES
                                                        AMOUNT      OCTOBER 31,
                                                       ----------   -----------
Schroder U.S. Large Cap Equity Fund ...............    $3,282,767      2009
                                                        2,512,657      2010
                                                          751,997      2011
Schroder International Fund .......................     9,172,530      2009
                                                        3,440,360      2010
                                                          913,762      2011
Schroder Municipal Bond Fund ......................       338,378      2012
Schroder Short-Term Municipal Bond Fund ...........        96,239      2012

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
APRIL 30, 2005 (UNAUDITED)

During the year ended October 31, 2004, capital loss carryforwards that were utilized to offset gains were as follows:

                                                                        AMOUNT
                                                                       --------
Schroder U.S. Large Cap Equity Fund ..............................     $106,596
Schroder U.S. Opportunities Fund .................................      392,336
Schroder International Fund ......................................      447,836

At April 30,  2005,  the  identified  cost for  Federal  income tax  purposes of
investments   owned  by  each  Fund  and  their   respective   gross  unrealized
appreciation and depreciation were as follows:

                                                                      GROSS UNREALIZED           NET UNREALIZED
                                                 IDENTIFIED           ----------------            APPRECIATION
                                                  TAX COST      APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
                                                -------------   ------------    -------------    --------------
Schroder U.S. Large Cap Equity Fund .........   $   7,238,907   $  1,211,325   $    (284,901)     $    926,424
Schroder U.S. Opportunities Fund ............     114,402,641      8,477,766      (6,975,487)        1,502,279
Schroder International Fund .................       5,320,235        447,581        (201,352)          246,229
Schroder Enhanced Income Fund ...............     116,389,080        170,710        (194,910)          (24,200)
Schroder U.S. Core Fixed Income Fund ........      12,736,451         87,464         (31,960)           55,504
Schroder Municipal Bond Fund ................      76,367,666        479,605        (316,055)          163,550
Schroder Short-Term Municipal Bond Fund .....     100,557,967        329,076        (580,055)         (250,979)

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Schroder International Fund has a relatively large portion of its assets invested in companies domiciled in particular foreign countries, including Japan and the United Kingdom. The Fund may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning beneficially or of record 5% or more of shares of a Fund outstanding as of April 30, 2005 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

                                                     5% OR GREATER SHAREHOLDERS
                                                     --------------------------
                                                     NUMBER       % OF FUND HELD
                                                     -------      --------------
Schroder U.S. Large Cap Equity Fund...........          2              31.08%
Schroder U.S. Opportunities Fund..............          4              71.74
Schroder International Fund...................          2              84.44
Schroder Enhanced Income Fund ................          1              98.76
Schroder U.S. Core Fixed Income Fund .........          1             100.00
Schroder Municipal Bond Fund..................          3              82.06
Schroder Short-Term Municipal Bond Fund.......          2              84.64

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

PROXY VOTING

A description of the Funds' proxy voting policies and procedures and information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by visiting the SEC's website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the Funds' Statement of Additional Information.

FORM N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' Form N-Q are also available at www.schroderfunds.com.

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT

The Funds' Advisory Agreement is subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the 1940 Act) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Schroder. The Advisory Agreement is terminable with respect to a Fund by Schroder, the Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days prior written notice and will terminate automatically in the event of its assignment.

The Trustees meet over the course of the year with investment advisory personnel from Schroder and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in May 2005 to consider the continuation of the Advisory Agreement in respect of each of the Funds for the following year. In connection with this meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information on the investment performance of the Funds and the performance of other funds in the Funds' peer groups and certain benchmarks;
(ii) information on the Funds' advisory and sub-advisory fees and other expenses, including information comparing the Funds' expenses to other funds in their peer group and information about any applicable fee waiver and expense reimbursements and fee "breakpoints"; and (iii) information about the profitability of the Advisory Agreement to the Funds' advisers and sub-advisors. In considering whether to approve the continuation of the Advisory Agreement, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees included the factors described below.

The Trustees considered the fees charged by Schroder to the Funds under the Advisory Agreement. Fees, for this purpose, were considered to include the sub-advisory fee paid by Schroder to SIMNA Ltd. for its services, as well as any administration or sub-administration fees paid by the Funds to Schroder. As compensation for SIMNA Ltd.'s services as sub-adviser to Schroder International Fund, Schroder pays SIMNA Ltd. 25% of the investment advisory fees Schroder receives from the Fund. Schroder furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of Schroder's fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The data showed that SIMNA charges fees within the range of comparable mutual funds, with more than half the Funds below the median for their respective peer groups (after giving effect to expense limitations currently in effect and expected to be in effect for the coming year). Those Funds with advisory fees above the median were not within the top quartile after giving effect to the expense limitations currently in effect.

The Trustees considered information provided by Schroder as to the fees charged by Schroder to clients other than the Funds, including institutional separate accounts and offshore funds. The Trustees generally found the fees paid by the Funds to be less than those paid by other clients of Schroder. In some cases, the fee rate charged by Schroder to institutional separate accounts are lower than that of the comparable Fund. Representatives of Schroder reviewed with the Trustees the reasons for the differences between the fees charged to the Funds and to those accounts. They explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to Schroder in managing public mutual funds than in managing private

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

accounts. In addition, management of the Funds requires the use of resources necessary to conduct daily valuation to satisfy liquidity requirements, which is not the case with respect to institutional separate account clients. In some asset classes, the fees charged by Schroder to its separate account clients exceed those charged to the Funds. Representatives of Schroder explained that in these cases, where it can be difficult and time-consuming to manage smaller accounts within the framework of their existing investment models, Schroder charges institutional clients a premium for offering the customized services and reporting of a separate account. Representatives of Schroder further explained that when Schroder charges an advisory fee at the fund level to offshore pooled vehicles that it advises, they are at least the same as, but in most cases are higher than, the fees charged to the Funds, and that these fees are determined in the context of the market in which such pooled vehicles are offered. Schroder noted that sub-advisory fees charged by it to other mutual funds are generally lower than the fees it charges to the comparable Funds. Representatives of Schroder noted that the services and resources required by Schroder when it sub-advises mutual funds sponsored by other firms are substantially less than those required with respect to the Funds, since many of the compliance and regulatory responsibilities are retained by the primary adviser in such circumstances.

Schroder furnished a detailed profitability analysis with respect to each Fund for the years ended December 31, 2003 and December 31, 2004. This information showed the substantial costs of providing services to the Funds, and indicated that Schroder had a net loss with respect to all of the Funds for the year ended December 31, 2003 and for most of the Funds for the calendar year ended December 31, 2004. The data showed that Schroder anticipated that it would earn a substantial profit in respect of the U.S. Opportunities Fund (which will be increased if the proposed fee increase for that Fund is approved by shareholders), but the Trustees did not consider that profit excessive or unreasonable in light of the investment Schroder had made in past years in sponsoring the Fund and the quality of the service provided by Schroder to the Fund.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. Schroder noted that the increased profit realized by the firm as the Funds grow enables it to devote greater resources to the management of the Funds, as well as to provide financial incentives for the portfolio managers, analysts, and other personnel who in many cases have alternative employment and business opportunities available to them. In addition, Schroder noted that most of the Funds were small and they believed competitively priced, and that Schroder's profit with respect to those Funds that were profitable was not excessive or unreasonable.

Schroder noted that certain investment styles, such as a small-cap strategy, do not benefit from economies of scale to the same extent as many other investment styles, because of the limited ability to increase the size of a Fund's investments in certain portfolio holdings. Instead, larger Funds in those styles must often generate and monitor a greater number of potential and actual investments, requiring Schroder to increase investment resources dedicated to those Funds. Representatives of Schroder explained that they had recently hired an additional analyst to focus on the small- and mid-cap strategies.

The Trustees reviewed detailed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper organization with respect to various periods. That information includes the relative rankings of the Funds compared to peer funds during various periods. None of the Funds was shown in that data to have substantially lagged all peer mutual funds and indexes for all relevant periods. A number of the Funds enjoyed favorable absolute and comparative performance for various periods.

In the case of Schroder International Fund, the Trustees noted that the Fund's performance in recent periods had been relatively unfavorable. They discussed with Schroder management steps Schroder was taking to improve performance, including the recent hiring of Virginie Maisonneuve as head of international equity investing and the leader of the portfolio management team with respect to this Fund.

The Trustees considered the nature, extent, and quality of the services provided by Schroder. In this regard, the Trustees took into account the experience of the Funds' portfolio management teams and of Schroder's senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund over the life of the Fund and in recent periods. They also considered the non-advisory services provided by affiliates of Schroder, including the administrative services provided to most of the Funds by Schroder Fund Advisors Inc.

After considering all of the information described above, the Trustees at the meeting unanimously voted to approve the continuation of the Advisory Agreement, including the advisory fees proposed in connection with that continuation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees, among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund's costs in two ways.

o ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

      To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the fund's actual return, the results may not be used to estimate the actual ending balance of an account in the fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                          Beginning       Ending        Net       Expenses
                                           Account       Account    Annualized      Paid
                                            Value         Value       Expense      During
                                           10/31/04      4/30/05       Ratios     Period*
------------------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
------------------------------------------------------------------------------------------
Actual Expenses                           $ 1,000.00    $ 1,039.70       2.00%      $10.11
Hypothetical Example for
   Comparison Purposes                      1,000.00      1,014.88       2.00         9.99
------------------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
------------------------------------------------------------------------------------------
Actual Expenses                           $ 1,000.00    $ 1,011.30       1.22%      $ 6.08
Hypothetical Example for
   Comparison Purposes                      1,000.00      1,018.74       1.22         6.11
------------------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
------------------------------------------------------------------------------------------
Actual Expenses                           $ 1,000.00    $ 1,071.50       1.25%      $ 6.42
Hypothetical Example for
   Comparison Purposes                      1,000.00      1,018.60       1.25         6.26
------------------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND**
------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                        $ 1,000.00    $ 1,008.00       0.40%      $ 1.32
   Advisor Shares                           1,000.00      1,007.20       0.65         2.14
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $ 1,000.00    $ 1,015.12       0.40%      $ 1.33
   Advisor Shares                           1,000.00      1,014.30       0.65         2.15
------------------------------------------------------------------------------------------
SCHRODER U.S. CORE FIXED INCOME FUND**
------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                        $ 1,000.00    $ 1,013.00       0.40%      $ 1.32
   Advisor Shares                           1,000.00      1,012.10       0.65         2.15
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $ 1,000.00    $ 1,015.12       0.40%      $ 1.33
   Advisor Shares                           1,000.00      1,014.30       0.65         2.15
------------------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                        $ 1,000.00    $ 1,010.10       0.55%      $ 2.74
   Advisor Shares                           1,000.00      1,009.80       0.80         3.99
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $ 1,000.00    $ 1,022.07       0.55%      $ 2.76
   Advisor Shares                           1,000.00      1,020.83       0.80         4.01
------------------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                        $ 1,000.00    $ 1,011.20       0.55%      $ 2.74
   Advisor Shares                           1,000.00      1,009.90       0.80         3.99
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $ 1,000.00    $ 1,022.07       0.55%      $ 2.76
   Advisor Shares                           1,000.00      1,020.83       0.80         4.01
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** Fund commenced operations on December 31, 2004. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 120/365.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIVACY STATEMENT
--------------------------------------------------------------------------------

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information ("nonpublic personal information") with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

I.    INFORMATION THAT WE COLLECT

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, we collect nonpublic personal information (such as name, address, account and other investment information) about you from the following sources:

o     Applications or forms completed by you; and

o Your transactions and account positions with us, our affiliates, or others (including, for example, your own broker or custodian).

II.   INFORMATION THAT WE DISCLOSE

We do not sell or rent your nonpublic personal information to any third parties.

We may disclose your nonpublic personal information to third parties in the following limited circumstances:

o We may disclose some or all of your nonpublic personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services for us.

o We may disclose some or all of your nonpublic personal information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, are not permitted to use or share this information for any other purpose and are required to protect the confidentiality and security of this information.

o We may disclose or report some or all of your nonpublic personal information if you request or authorize us to do so, for institutional risk control, or in other circumstances where we believe in good faith that disclosure is required or permitted under law.

III.  OUR SECURITY PROCEDURES

We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information. Within Schroders, access to such information is limited to those employees who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.

     This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund
       Advisors Inc. and Schroder Investment Management North America Inc.

--------------------------------------------------------------------------------

[LOGO] SCHRODERS

           INVESTMENT ADVISOR  Schroder Investment Management North America Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

                     TRUSTEES  Peter L. Clark (CHAIRMAN)
                               David N. Dinkins
                               Peter E. Guernsey
                               John I. Howell
                               Peter S. Knight
                               William L. Means
                               Clarence F. Michalis
                               Hermann C. Schwab
                               James D. Vaughn

                  DISTRIBUTOR  Schroder Fund Advisors Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

       TRANSFER & SHAREHOLDER  Boston Financial Data Services, Inc.
              SERVICING AGENT

                    CUSTODIAN  JP Morgan Chase Bank

                      COUNSEL  Ropes & Gray LLP

INDEPENDENT REGISTERED PUBLIC  PricewaterhouseCoopers LLP
              ACCOUNTING FIRM

                               The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

                               SCHRODER CAPITAL FUNDS (DELAWARE)
                               SCHRODER SERIES TRUST
                               P.O. BOX 8507
                               BOSTON, MA 02266
                               (800) 464-3108

                               43165

[LOGO] SCHRODERS

ITEM 2.  CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting during the period from February 1, 2005 through April 30, 2005 that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              Schroder Series Trust


By (Signature and Title)*                 /s/ Mark A. Hemenetz
                                          --------------------------------------
                                          Mark A. Hemenetz,
                                          Principal Executive Officer

Date June 27, 2005





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                  /s/ Mark A. Hemenetz
                                           -------------------------------------
                                           Mark A. Hemenetz,
                                           Principal Executive Officer


Date June 27, 2005


By (Signature and Title)*                  /s/ Alan M. Mandel
                                           -------------------------------------
                                           Alan M. Mandel,
                                           Treasurer and Chief Financial Officer

Date June 27, 2005
* Print the name and title of each signing officer under his or her signature.